Exhibit 10.11

City of Buenos Aires, December 15, 2017

To

YPF Energía Eléctrica S.A.

Martín Mandarano

515 Macacha Güemes St.

Autonomous City of Buenos Aires

Re.: Offer to Execute an Agreement for the Transfer of a Steam and Electric Power Cogeneration Plant

Dear Sirs,

Central Puerto S.A. Tax PIN [CUIT]: No. 33-65030549-9, with main office at 2701 Tomás Edison Ave., Autonomous City of Buenos Aires (hereinafter, indistinctly, “Central Puerto”, “CPSA” or “Seller”) hereby submits to YPF Energía Eléctrica S.A., (hereinafter, indistinctly, “YPF EE” or “Purchaser”) this irrevocable offer to execute an agreement for the transfer of a steam and electric power cogeneration plant in accordance with the terms and conditions attached hereto as Annex “A”, all the pages of which have been signed by me for identification purposes (the “Offer”).

This Offer shall be effective for a term of three (3) business days (beginning on the date of receipt hereof) and shall be considered accepted by YPF EE upon delivery by YPF EE to Central Puerto: (i) of an acceptance letter within the above mentioned term; and (ii) a letter executed by an attorney of YPF S.A. with sufficient powers to such end, substantially in the form of Annex “B”, below, accepting all the terms and conditions of the Offer, providing that YPF S.A. shall not be bound under the terms and conditions of the Offer except with respect to the execution of the Certificate of Termination, as defined in the Offer. No other event or act shall be required to consider this Offer accepted.

Sincerely,

/S/ Eng. Héctor Sergio FALZONE	/S/ Eng. Jorge RAUBER
Commercial and Fuel Manager [Gerente Comercial y Combustible]	General Manager

Attorneys

CENTRAL PUERTO S.A.

ANNEX “A”

TERMS AND CONDITIONS

WHEREAS:

(i)	On August 16, 1995, Y.P.F. S.A. and Empresa de Energía y Vapor S.A. – CMS Ensenada S.A. (U.T.E.), later called La Plata Cogeneración S.A. and currently called Central Puerto, executed a Contract for the Supply of Electric Power and Steam, initially effective up to October 31, 2017 (hereinafter the “LPC Contract”), from Central Puerto’s plant “Central La Plata Cogeneración” (hereinafter “Central LPC”), located on a fraction of land in the premises of Y.P.F. S.A.’s refinery “Refinería La Plata”, assigned as a gratuitous tenancy by Y.P.F. S.A. to CPSA.

(ii)	Pursuant to Resolution 287-E/2017 (hereinafter “Res. 287/17”), the Secretariat of Electric Power made an Open Invitation to Tender Bids [Convocatoria Abierta a Interesados or “CAI”] for the sale of electricity produced as a result of the installation of new generation capacity using technologies, including, without limitation, cogeneration.

(iii)	As a result of the CAI, CPSA and YPF S.A. have been discussing the possibility of: (i) developing a cogeneration project in CPSA’s Plant “Central Lujan de Cuyo”, in the Province of Mendoza, that would be tendered by CPSA within the framework of the CAI, and (ii) transferring the Generation Assets, the Contracts and the Staff (as hereinafter defined) of CPSA’s Central LPC to YPF EE (the “CLPC Transfer Agreement”).

(iv)	In such respect, on June 22, 2017, CPSA sent a proposal (the “Proposal”) to YPF S.A. for the development of a new cogeneration project (hereinafter the “Cogeneration Project”), in its plant located in Luján de Cuyo, Province of Mendoza (hereinafter “CTM”).

(v)	The Proposal was accepted by YPF S.A. and, as a consequence, CPSA and YPF S.A. executed a Memorandum of Understanding (hereinafter the “MoU”):

a)	setting forth the terms under which, on 08/08/17, CPSA tendered a bid (hereinafter the “Cogeneration Bid”) within the framework of the CAI with respect to the Cogeneration Project with capacity to generate 92 MW of electric power that would be sold to the Wholesale Electricity Market (“WEM”), and 125 Tn/h of steam that would be delivered to YPF S.A.’s refinery in Luján de Cuyo, and

b)	whereby YPF S.A. and Central Puerto agreed that, in the event CPSA were awarded a contract with respect to the Cogeneration Bid within the framework of the CAI, they would execute a “Contract for the supply of steam and an isolated electrical system [isla eléctrica] to the Luján de Cuyo Refinery and supply of water and fuel to CTM” (hereinafter the “Steam Supply Contract”) before executing the WMC (as defined in Whereas vi below).

(vi)	The electric power generated under the Cogeneration Project shall be marketed, if the Cogeneration Bid were selected and a contract awarded, under a Wholesale Market Contract [Contrato de Demanda Mayorista] executed with CAMMESA (hereinafter the “WMC”) pursuant to the provisions of Resolution 287/17.

(vii)	On August 9, 2017, Central Puerto sent to YPF EE and YPF S.A. accepted, an offer for the purpose of (a) establishing the terms and conditions under which CPSA would tender the Cogeneration Project bid within the framework of the CAI; and (b) establishing the terms and conditions under which Central Puerto would sell and transfer the Generation Assets, the Staff and the Contracts of Central LPC (as hereinafter defined) to YPF EE (the “Master Agreement”).

(viii)	On September 25, 2017, a contract was awarded to CPSA with respect to the Cogeneration Bid tendered within the framework of the CAI;

(ix)	During the negotiations maintained between the Parties in connection with the execution of the CLPC Transfer Agreement (as defined in the Master Agreement), the Parties executed a Confidentiality Agreement dated October 18, 2017 (the “Confidentiality Agreement”), whereby CPSA made available to YPF technical, legal, accounting, employment, commercial or business confidential information relating to the Disclosing Party and its assets and/or liabilities (hereinafter, the “Confidential Information”)

(x)	On October 31, 2017, YPF S.A. and CPSA agreed to extend the LPC Contract for an additional term of five (5) months and/or up to the agreed date of actual transfer of the Generation Assets, the Contracts and the Staff of Central LPC, the first to occur.

(xi)	In compliance with the provisions of Section 2.3. of the Master Agreement, Central Puerto wishes to sell and transfer to YPF EE, and YPF EE wishes to purchase from Central Puerto, in accordance with the terms and conditions hereof, (a) all the rights, title and interest of Central Puerto in and to the Generation Assets, (b) the Staff assigned to the operation of the Generation Assets and (c) the Contracts for the operation and/or maintenance of the Generation Assets.

THEREFORE, both parties agree that the relationship that would exist between them if the Offer were accepted, in accordance with its terms, shall be subject to the following terms and conditions:

1. Definitions.

Unless otherwise expressly defined, the following capitalized terms used in this Offer shall have the meaning indicated below:

“Certificate of Termination of the LPC Contract” means the certificate that will be executed between YPF S.A. and Central Puerto on the Closing Date, substantially in the form of Annex V.

“Certificate of Transfer” means the certificate that will be executed between YPF EE and Central Puerto on the Closing Date, substantially in the form of Annex IX.

“Generation Assets” means: (i) the property, plant and equipment and other assets of Central LPC described in Annex I hereof; (ii) all the documents relating to the assets referred to in item (i) above, including, without limitation, title to motor vehicles, plans, surveys, technical and construction plans, operation and maintenance manuals, permits and licenses, authorizations and/or categorizations; and (iii) the assets used by Seller to operate and/or maintain Central LPC.

“Steam Supply Contract” has the meaning set forth in Whereas (v), item (b) above.

“Affiliate” means, with respect to a certain person, any individual or entity controlling, controlled by or under common control with, said person. For the purposes hereof, the term “control” and related terms shall have the meaning set forth in Section 33 of Law No. 19,550.

“Annexes” means the annexes attached to the Offer, which shall be considered an integral part of the Offer to all purposes.

“Authority” means any national, provincial or municipal government or authority or any regulatory or administrative department or agency thereof or any entity or body, in accordance with the Applicable Law, with legislative, administrative or judicial powers or belonging to any of the above mentioned governments, authorities or entities, with jurisdiction over the relevant persons or matters, or any arbitration tribunal.

“CAI” has the meaning set forth in Whereas (ii) above.

“CAMMESA”: means Compañía Administradora del Mercado Mayorista Eléctrico Sociedad Anónima, an Entity Responsible for the Dispatch of Energy pursuant to Decree No. 1192/1992.

“WMC” has the meaning set forth in Whereas (vi) above.

“Central LPC” has the meaning set forth in Whereas (i) above.

“Closing” has the meaning set forth in Section 4.4 below.

“CNDC” means the Anti-Trust Commission [Comisión Nacional de Defensa de la Competencia].

“Knowledge of Central Puerto” means the actual knowledge of the Board of Directors, managers and executives of Central Puerto or the knowledge they should have had if they had acted diligently in the exercise of their functions.

“Contracts” has the meaning set forth in Section 9.8 below.

“LPC Contract” means the contract for the supply of electric power and steam executed by YPF S.A. and Empresa de Energía y Vapor S.A.– CMS Ensenada S.A. (U.T.E.), later called La Plata Cogeneración S.A. and currently called Central Puerto- dated August 16, 1995, effective up to October 31, 2017.

“Maintenance Contract” means the maintenance contract referred to in Annex III.

“CLPC Transfer Agreement” has the meaning set forth in Whereas (iii) above.

“FTC” shall have the meaning set forth in Section 6.10. below.

“CTM” has the meaning set forth in Whereas (iv) above.

“Representations” shall have the meaning set forth in Section 10.3. below.

“Spill” means any spill, emission, loss, pumping, pouring, leak, injection, deposit, discharge or scattering of any Hazardous Substance to, in or through the environment.

“Termination Date” has the meaning set forth in Section 12.1(ii)(c) below.

“Business Day” means a working day in the Republic of Argentina, excluding Saturdays, Sundays or holidays in the City of Buenos Aires.

“US Dollars” means the legal tender in the United States of America as of the date hereof or any other substitute legal tender.

“Due Diligence” means the legal (including the analysis of the municipal permits and licenses required for Central LPC to validly operate), tax, labor and social security, operating, technical and environmental audit procedure whereby YPF EE shall verify and examine the books, documents, facilities, and generally, all the assets comprising the Generation Assets, the Staff and the Contracts, during a period of thirty (30) calendar days beginning on the date of acceptance of the Offer (the “Due Diligence Period”).

“Material Adverse Effect” means any effect, change, event, fact or circumstance that may cause substantial damage to the Generation Assets.

ENRE: means the National Electricity Regulator [ENTE NACIONAL REGULADOR DE LA ELECTRICIDAD].

“Closing Date” has the meaning set forth in Section 4.4 below.

“Lien” means any pledge, usufruct, in-rem or personal right, charge, mortgage, attachment, lien, encumbrance and restriction to the use and/or sale of property to third party individuals or entities.

“Taxes” means any levy and any tax, rate, assessment, charge or withholding established by law, or by any government, whether national, federal, provincial, local or municipal, including interests and penalties.

“ECL”: means the Employment Contract Law.

“Environmental Law” or “Environmental Laws” means any national, provincial or municipal Applicable Law relating to (i) the treatment, use, generation, production, deposit, transportation, handling, disposal and/or abandonment of Hazardous Substances or relating to Spills of Hazardous Substances, or (ii) the preservation or protection of the environment (including, without limitation, natural resources, protected species, cultural resources, the air, land or water surfaces); (iii) the health, protection or wellbeing of human beings.

“Applicable Law” or “Applicable Laws” means any law, decree, administrative decision, resolution, communication, provision, ordinance, order, judgment or arbitration award, or any other legal act of any Authority, including, without limitation, the Environmental Laws.

“Anti-Trust Law” means the Anti-Trust Law [Ley de Defensa de la Competencia] No. 25,156, as amended and/or supplemented from time to time.

“Litigation” means any suit, legal action, administrative proceeding or investigation, decision, judgement, ruling, injunction, award, resolution or warrant affecting the Generation Assets, the Contracts and the Staff.

“The Procedures”: means “The Procedures for Scheduling the Operation, Dispatch and Pricing in the Wholesale Electricity Market” [Los Procedimientos para la Programación de la Operación, el Despacho de Cargas y el Cálculo de Precios en el Mercado Eléctrico Mayorista] defined by Resolution No. 61/1992 of the former Secretariat of Electric Power, as amended and supplemented.

“MoU” has the meaning set forth in Whereas (v) above.

“WEM” has the meaning set forth in Whereas (v)(a) above.

“Notice of Claim” has the meaning set forth in Section 13.04(a).

“Indemnity Obligation” means the Indemnity obligation of Purchaser or the Indemnity obligation of Seller, as required by context.

“OPDS”: means the Provincial Sustainable Development Agency [Organismo Provincial para el Desarrollo Sostenible].

“Order”: means any order, judgement, injunction, decision, determination or award issued or passed by any Authority.

“Offer” means this Offer.

“Party” means, individually, YPF EE or Central Puerto.

“Parties” means, collectively, YPF EE and Central Puerto.

“Indemnified Party” means a Central Puerto Indemnified Party or an YPF EE Indemnified Party, as required by context.

“Central Puerto Indemnified Party” has the meaning set forth in Section 13.02.

“YPF EE Indemnified Party” has the meaning set forth in Section 13.01.

“Indemnifying Party” has the meaning set forth in Section 13.04(a).

“Permits” has the meaning set forth in Section 6.3.1.

“Environmental Permits” has the meaning set forth in Section 6.7.1 below.

“Loss” means any loss, liability, payment, charge, cost (including reasonable legal costs and expenses correctly incurred), expense, penalty, fine, arbitration award, procedure, judgment and damages.

“Price” has the meaning set forth in Section 3.1 below.

“Staff” means the staff assigned to the operation, maintenance and administration of the Generation Assets as described in Annex II.

“Proposal” has the meaning set forth in Whereas (iv) above.

“Cogeneration Project” has the meaning set forth in Whereas (iv) above.

“Third Party Claim” has the meaning set forth in Section 13.04(a) below.

“Representatives” shall have the meaning set forth in Section 10.3. below.

“Res. 287/17” has the meaning set forth in Whereas (ii) above.

“Liabilities” means any responsibility, obligation or liability of any kind or nature (known or unknown, contingent or non-contingent, accrued or not accrued, determined or undetermined, payable or to be payable).

“Insurance Policies” has the meaning set forth in Section 6.9 below.

“Hazardous Substance” means any material, substance or waste (whether liquid, solid or gaseous) that (i) needs to be removed, verified, remedied or reported under any Environmental Law, or that is listed, classified or regulated as a “hazardous waste” or “hazardous substance” (or any other similar term) under any applicable Environmental Law, or (ii) that is regulated by the Environmental Law for being toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including any petroleum product or by product, waste from petroleum derivatives, decomposing product, asbestos or polychlorinated biphenyls.

“Transfer” means the transfer of the Generation Assets, the Contracts and the Staff to YPF EE agreed as a consequence of the acceptance of this Offer.

“Arbitration Tribunal” means the Arbitration Tribunal of the Buenos Aires Stock Exchange.

2. Transfer of the Generation Assets, the Contracts and the Staff.

2.1. Pursuant to the terms and conditions of this Offer, Central Puerto agrees to sell, assign, transfer and deliver to YPF EE, on the Closing Date, and YPF EE agrees to purchase, receive, accept and pay for, the Generation Assets and the Contracts, free and clear of any Lien. Likewise, pursuant to the terms and conditions hereof, Central Puerto shall transfer the Staff to YPF EE on the Closing Date.

2.2. Title to each of the assets comprising the Generation Assets shall be transferred on the Closing Date; providing that title to the motor vehicles listed in Annex I shall be transferred as soon as possible after the Closing in accordance with the nature of each such asset.

3. Price.

3.1. The price agreed as consideration for the transfer of the Generation Assets, the Staff and the Contracts is thirty one million five hundred thousand US Dollars (US$ 31,500,000) plus any applicable Value Added Tax (the “Price”). For taxation purposes, the Price shall be accounted for as indicated in Annex IV hereof.

3.2. The Price shall be paid in US Dollars by deposit into the following account held by Central Puerto: CITIBANK N.A. NY, Account Number: 3613 0827, Swift Code or BIC Code: CITIUS33, ABA or FedWire Routing Bank: 21000089.

3.3. The Price will be paid in full on the Closing Date. The Price does not include: a) the costs and expenses relating to the registration of the transfer of Central LPC with any applicable municipal, provincial or national agency, and b) the costs, taxes, rates or assessments on the transfer levied in any jurisdiction. All such amounts, as applicable, shall be paid by YPF EE. Any taxes, rates and assessments levied on the Generation Assets shall be paid by Central Puerto up to the Closing Date and by YPF EE beginning on the Closing Date. For the avoidance of doubt, the Parties expressly agree that YPF EE shall not be liable for any tax, levy or assessment on the activities of CPSA or relating to the sales, revenues or income of CPSA, including, without limitation, any income tax, gross sales tax or VAT (other than the VAT applicable to the transfer of the Generation Assets and the stamp Tax payable in connection with the execution of this Agreement, as established in Section 11.4).

4. Conditions Precedent. Closing Date.

4.1. Conditions Precedent for the Obligations of YPF EE. The obligation of YPF EE to complete the Transfer as of the Closing Date is subject to the satisfaction (or waiver in writing by Purchaser) of the following conditions:

(i) The representations and warranties of Central Puerto described in Section 6 shall be true and correct in all material aspects as of the date hereof and as of the Closing Date, except for those expressly referring to a different date (which shall be true and correct in all material aspects, as of such date).

(ii) Central Puerto shall have performed its obligations hereunder in all material aspects.

(iii) No action, claim or proceeding shall have been initiated by any Authority or any other person (a) objecting to or seeking to restrict or prevent the transfer of the Generation Assets, the Contracts and/or the Staff contemplated herein, or (b) seeking to prohibit the acquisition of the Generation Assets and/or the Contracts by YPF EE or the transfer of the Staff to YPF EE.

(iv) No Material Adverse Effect shall have occurred.

(v) The terms and conditions of this Offer shall have been approved by the Board of Directors of Central Puerto.

(vi) YPF S.A. and CPSA shall have extended the effective term of the “Terms and Conditions of the Offer for the generation of steam” for YPF S.A.’s Luján de Cuyo Refinery dated 11/17/97 (the “Existing Agreement”) for a term of up to twenty four (24) months beginning on January 1, 2019, in accordance with the terms of the MoU, resulting in said Existing Agreement being effective up to no later than December 31, 2020, except if, prior to such date, CPSA had given notice to YPF S.A. of the commencement of the commercial operation of the new Cogeneration Plant that will be built by CPSA in CTM, in which case the Existing Agreement shall be automatically terminated.

(vii) YPF S.A. and Central Puerto shall have executed the Steam Supply Contract subject to the basic terms and conditions established in section one of the MoU.

(viii) CPSA shall have delivered to YPF EE a copy of: A) with respect to the Contracts listed in items a) and b) of Annex III, any renewed or new contract executed for a term of no less than 3 months and no more than 6 months computed as of 10/31/2017, subject to the terms and conditions currently in force, and B) the acceptance of the assignment of the Contracts listed in items a) and b) of Annex III by the parties thereto to YPF EE, as established in the renewals referred to in item A) above, as applicable, expressly providing that CPSA agrees to carry out any act and/or procedure that would be necessary and/or convenient for such renewals and/or assignments to be effective.

(ix) The YPF EE shall have conducted the Due Diligence as established in Section 10.3., and YPF EE shall have given no notice of its decision to terminate this agreement as established in Section 10.4. below.

(x) 1) CPSA shall have complied with the regulations in force (ENARGAS Resolution No. 419/1997, MEGSA Form Letter No. 06/2005 and Resolution NO. 739/2005 of the SE) in connection with the resale of the aggregate transportation capacity under the FTC contract to YPF EE pursuant to: (a) an offer effective for a term of 27 days beginning on January 5, 2005 at 06:00 a.m.; and (b) another offer effective for 35 years beginning on February 1, 2018 at 06:00 a.m., publishing both offers on MEGSA for the minimum term permitted under the applicable regulations in force, as applicable; 2) YPF EE shall have filed two applications to acquire 100% of the capacity for the terms indicated in item 1) above; and 3) MEGSA shall have awarded the aggregate transportation capacity under the FTC contract to YPF EE for the terms indicated in item 1) above.

4.2. Conditions Precedent for the Obligations of Central Puerto. The obligation of Central Puerto to complete the Transfer as of the Closing Date is subject to the satisfaction (or waiver in writing by Central Puerto) of the following conditions:

(i) The representations and warranties of Purchaser described in Section 7 shall be true and correct in all material aspects as of the date hereof and as of the Closing Date, except for those expressly referring to a different date (which shall be true and correct in all material aspects, as of such date).

(ii)	YPF EE shall have performed its obligations hereunder in all material aspects.

(iii) No action, claim or proceeding shall have been initiated by any Authority or any other person (a) objecting to or seeking to restrict or prevent the transfer of the Generation Assets, the Contracts and/or the Staff contemplated herein, or (b) seeking to prohibit the acquisition of the Generation Assets and/or the Contracts by YPF EE or the transfer of the Staff to YPF EE.

(iv) The terms and conditions of this Offer shall have been approved by the Board of Directors of YPF EE.

(v) Central Puerto shall have executed the WMC on or before the Termination Date, providing, however, that noncompliance with this condition shall not be invoked by Central Puerto as an excuse not to complete the Transfer as of the Closing Date if the WMC had not been executed due to Central Puerto’s fault.

(vi) YPF S.A. and CPSA shall have extended the effective term of the Existing Agreement for a term of up to twenty four (24) months beginning on January 1, 2019, in accordance with the terms of the MoU, resulting in said Existing Agreement being effective up to no later than December 31, 2020, except if, prior to such date, CPSA had given notice to YPF S.A. of the commencement of the commercial operation of the new Cogeneration Plant that will be built by CPSA in CTM, in which case the Existing Agreement shall be automatically terminated.

(vii) YPF S.A. and Central Puerto shall have executed the Steam Supply Contract subject to the basic terms and conditions established in section one of the MoU.

4.3. Neither Party shall invoke the noncompliance with any of the conditions established in this Section 4 if arising from such Party’s failing to act in good faith and to use all reasonable efforts to satisfy the conditions.

4.4. Subject to the terms and conditions of this Offer, the completion (the “Closing”) of the Transfer as established herein shall take place two Business Days after satisfaction of all the conditions precedent for the Closing described in this Section 4 (or waiver by the Party in whose favor any condition has been established), except for those conditions that must be met simultaneously with the Closing (but subject to the satisfaction or waiver thereof). The actual date of the Closing shall be referred to as the “Closing Date”.

5. Acts to be performed on the Closing Date.

The Parties agree to perform the following acts on the Closing Date:

(i) YPF EE: (a) shall pay the Price to Central Puerto as established herein; (b) shall perform all the other obligations and formal requirements established herein and/or in the applicable law in connection with the transfer and operation of the Generation Assets, the Contracts and the Staff, including its registration as WEM operator and generation agent, all the above as established herein; (c) shall execute the Certificate of Transfer, substantially in the form of Annex IX hereof; and (d) shall deliver the acceptance of the offer to execute the Certificate of Termination of the LPC Contract to Central Puerto, substantially in the form of Annex V hereof, executed by YPF S.A; and

(ii) Central Puerto: (a) shall prepare a closing report indicating the electric power and steam dispatched but not invoiced up to the Closing Date, providing that all receivables arising from the power and steam dispatched up to the Closing Date shall be payable to Central Puerto; (b) shall execute any instrument that may be necessary to transfer all the elements comprising the Generation Assets free and clear of any lien in accordance with the applicable law; (c) shall deliver possession of all the Generation Assets to YPF EE; (d) shall perform all the other obligations and formal requirements established herein and/or in the applicable law in connection with the transfer of the Generation Assets, the Contracts and the Staff as established herein; and e) shall execute and deliver an offer to execute the Certificate of Termination of the LPC Contract and an offer to Execute the Certificate of Transfer, substantially in the form of Annex V and Annex IX hereof, respectively.

6. Representations and Warranties of Central Puerto.

Seller hereby represents and warrants the following to Purchaser, as of the date hereof and as of the Closing Date:

6.1. Capacity. Approvals. Consents.

6.1.1. Central Puerto has full legal capacity and authority to issue this Offer and carry out the transaction contemplated herein; no consent or authorization is required from any other person, entity or Authority other than as established in this Offer. There is no legal, judicial or contractual restriction affecting the sale of the Generation Assets and/or the Contracts and/or the Staff. This Offer is duly made and executed by Central Puerto and constitutes a valid and binding obligation of Central Puerto, enforceable against it in accordance with its terms.

6.1.2. The execution, delivery and performance of this Offer are within its corporate powers and have been or will be duly authorized or ratified by the applicable corporate bodies. Central Puerto and its representatives, with respect to their acts in the name and on behalf of Central Puerto, have full powers and authority to issue this Offer and agree, accept or execute any other related contracts and agreements, bind Central Puerto and perform the obligations undertaken by it hereunder and under the other related contracts and agreements and make the transactions contemplated herein.

6.1.3. The issuance, execution and performance of this Offer and any other related document by Central Puerto: (i) do not breach any provision of any regulation or Applicable Law or statute governing Central Puerto or the Generation Assets; (ii) do not breach any resolution, decision or ruling of any Authority applicable to Central Puerto or the Generation Assets, and do not breach any other instrument or contract to which Central Puerto is a party; and (iii) do not create or impose any Lien or claim whatsoever on the Generation Assets.

6.2. The Generation Assets.

6.2.1. Central Puerto is the exclusive owner of the Generation Assets and has valid, legal and perfect title thereto.

6.2.2. The Generation Assets comprise all the assets necessary and sufficient to operate Central LPC and the Generation Assets as they are operated at present.

6.2.3. The Generation Assets are free and clear of any Lien, prohibition, restriction, claim or title defect and are substantially in compliance with all the Applicable Laws.

6.2.4. The Generation Assets are in good operating and maintenance conditions in accordance with the practices used in the industry. The Generation Assets have been maintained in accordance with good industry practices and are fit for the purpose to which they are currently applied by Central Puerto. The Generation Assets include those inventory goods not currently used and manufactured for use in Central LPC.

6.3. Permits. Compliance with the Applicable Laws.

6.3.1. The Generation Assets are in compliance with the Applicable Law and have been operated, used and maintained in accordance with the Applicable Law. Central Puerto has obtained all the permits, licenses and/or authorizations necessary to operate the Generation Assets in accordance with the Applicable Law, and required under national, provincial or municipal regulations (the “Permits”). All the Permits are in full force and effect. The Permits are listed in Annex VII hereof.

6.3.2. Central Puerto has not received, within a term of 2 (two) years prior to the date hereof, any written notice from any Authority relating to: (i) any breach of Applicable Laws in connection with the Generation Assets; and (ii) any breach or claim with respect to any Permit, in the case mentioned in this item (ii), other than as mentioned in Annex VIII.

6.4. Litigation.

Central Puerto hereby represents that, except as informed in the report on legal actions attached hereto as Annex VIII, no other Litigation is pending, or, to Central Puerto’s knowledge, is threatened in any court or Authority, involving or affecting the Generation Assets, the Contracts and the Staff. With respect to the legal actions and/or claims reported in Annex VIII, it is established that YPF EE has no liability with respect to such actions and that Central Puerto is bound to hold YPF EE harmless in connection therewith. Likewise, it is hereby stated that CPSA is exclusively liable and/or is the only holder of a claim in connection with said legal actions and/or claims if found liable to pay and/or receive any claimed amount.

6.5. Employment and Social Security Matters; Collective Bargaining Agreements; Employment Contracts, Additional Benefits for Employees.

6.5.1. Annex II contains a complete and correct list of the Staff, indicating the position and name of each employee, the date of hiring and seniority, remuneration, bonus payments, benefits and other compensation. The applicable Collective Bargaining Agreements are also mentioned in said Annex as well as the agreements executed with unions (LyF Capital and APSEE) and the custom and usage applicable to the staff assigned to Central LPC.

6.5.2. Central Puerto has complied and complies with the Applicable Law with respect to employment, social security, and safety, security and hygiene matters in force in its jurisdiction with respect to its Staff and has no defined or contingent liabilities in connection with such obligations.

6.5.3. The employees of Central Puerto are subject to the respective collective bargaining agreement applicable to them under the laws in force and the activities performed by them.

6.5.4. No: (i) dispute exists between Central Puerto and any union consisting of strikes or work stoppage; (ii) proceeding is pending in any court or governmental agency alleging a breach of any employment, social security, hygiene and safety and security law; (iii) collective agreement is being negotiated or mandatory mediation or arbitration proceeding is pending; (iv) charge has been filed for lack of payment of union or health insurance [obras sociales] dues; (v) dispute exists regarding the formal registration of staff; and/or (vi) labor conflict exists.

6.5.5. All payments and registrations required in connection with the Staff under the applicable employment, social security and workers’ compensation laws have been made in due time and no amount is due in such respect as of the date of acceptance of the Offer and as of the Closing Date. No workers’ compensation, death benefit or other social security claim is pending.

6.5.6. Central Puerto is in compliance with all the regulations in force governing the hiring of its employees, and all employees are duly registered.

6.5.7. All benefits, plans and agreements arising from employment contracts, collective bargaining agreements and any supplement thereto, and the custom and usage applicable to Central Puerto as indicated in Annex II, have been complied with in accordance with their respective terms and the applicable legal provisions. No contract, agreement, plan, trust, escrow agreement, security, letter, understanding or any other agreement requires or provides for any payment in cash or other consideration or otherwise provides any special benefit or advantage, other than those established in the applicable employment laws, collective bargaining agreements, any supplement thereto, custom and usage and regulations.

6.5.8. Except as established by law and in Annex II hereof, Central Puerto has no plan, agreement, commitment to pay any remuneration, bonus payment, amount, subsidy and/or compensation other than and/or additional to the payment of monthly salaries (and thirteenth month salary) paid to Central Puerto’s staff as of the date hereof and as of the Closing Date, or any other plan, agreement or commitment to pay any incentive, deferred remuneration, share in the profits, stock option, payment in stock, acquisition of stock, savings, retirement pension or other benefits.

6.5.9. Central Puerto hereby represents that it is in compliance with the safety, security and hygiene regulations as established in the Applicable Law (Law No. 19587 and related regulations).

6.5.10. To the best knowledge of Central Puerto, no person may invoke any right against or cause any harm to the Generation Assets and/or the Contracts, and/or file actions against YPF EE based on an employment relationship with Central Puerto or on the noncompliance by Central Puerto with the Applicable Law with respect to employment, social security, safety, security and hygiene matters.

6.6. Taxation Matters.

6.6.1. Central Puerto has duly filed all returns and other forms required with respect to all Taxes payable in connection with the Generation Assets, the Staff and the Contracts and has paid, in due time and manner, all Taxes payable by it in connection with the Generation Assets, the Contracts and the Staff, in accordance with the Applicable Law (including customs duties and social security contributions).

6.6.2. Central Puerto has correctly withheld and/or received, from the remuneration of its employees and other amounts payable to third parties assigned to the operation of the Generation Assets, in due time and manner, all the Taxes required to be withheld or received by it and has paid the relevant amounts to the competent tax authority in due time and manner. No tax authority may claim any due and unpaid amount.

6.6.3. Except as described in Annex VIII, no claims have been made for breach of social security, tax or workers’ compensation regulations with respect to those employees assigned to the operation of the Generation Assets, and no notice has been given to CPSA of any ongoing tax-related inspection by national, provincial, municipal or other tax authorities.

6.7. Environmental Matters.

6.7.1. Central Puerto is and, during the relevant periods has been, in compliance with all the Environmental Laws affecting the Generation Assets, including, without limitation, the terms and conditions of the Permits required under the Environmental Laws (the “Environmental Permits”). All the Environmental Permits required to own and/or operate the Generation Assets are in full force and effect and have not been challenged, objected to or contested.

6.7.2. With respect to the Generation Assets, Central Puerto (i) has not received any notice of any breach or liability, actual or alleged, under the Environmental Laws or the Environmental Permits, or of any investigation, inquiry or requirement with respect to an actual or potential breach or liability under any Environmental Law or Environmental Permit, except for those matters that have been finally resolved or with respect to which Central Puerto has no obligation or liability, or (ii) is not subject to any Order in connection with any breach or liability under any Environmental Law.

6.7.3. No Spill of Hazardous Substances has occurred and no Person has been exposed to Hazardous Substances (including materials containing asbestos), in both cases, in, on, from or under the Generation Assets or Central LPC. No Spill of Hazardous Substances has occurred in Central LPC which (A) Central Puerto is bound to investigate or remedy under the Environmental Law, (B) may reasonably result in a claim by any Person against Central Puerto (including claims for damages or injuries to persons, property or natural resources) or (C) may otherwise result in a liability or obligation of Central Puerto under the Environmental Law.

6.7.4. Central Puerto has obtained all the Permits necessary to own and operate the Generation Assets in compliance with the applicable Environmental Law, in line with past practices. Central Puerto has obtained the ISO 14001:2004 certification, effective up to September 14, 2018.

6.8. Transferred Agreements.

6.8.1. Annex III hereof contains a list of the Contracts that will be transferred to YPF EE upon completion of the Transfer and the assignment of the Contracts. Central Puerto has delivered to YPF EE a full, true and correct copy of the Contracts. Central Puerto hereby represents and warrants that it has not breached or failed to perform its obligations under the terms and conditions of the Contracts and, to the Knowledge of Central Puerto, no party to said Contracts has breached or failed to perform under the terms and conditions thereof. All the Contracts are valid, legally binding and enforceable in accordance with their respective terms. No notice has been given to Central Puerto of any nonperformance under the Contracts. In furtherance of the effective assignment of the Contracts and the acceptance thereof by the respective parties, Central Puerto, in its capacity as assignor, and YPF EE, in its capacity as assignee, agree to carry out any act that may be necessary and/or convenient to such end.

6.8.2. Central Puerto is the exclusive holder of rights under the Contracts and holds valid, legal and effective title to such rights. Central Puerto has not previously assigned its rights and/or its contractual position under the Contracts and said rights are free and clear of any Lien, other than those arising from the terms and conditions of the Contracts.

6.9. Insurance.

Central Puerto has purchased the insurance policies listed in Annex VI with respect to the Generation Assets, the Staff and the Contracts (the “Insurance Policies”); said policies are in full force and effect and are valid and binding in accordance with their respective terms. The relevant premiums have been paid when due and no notice has been received by Central Puerto of any cancellation or termination with respect to such Insurance Policies. No claim is pending under such Insurance Policies with respect to which coverage has been denied. The coverage provided by the Insurance Policies is reasonable and adequate in accordance to good industry practices.

6.10. TGS’s call for bits for transportation of natural gas.

As established in Section 2.4 of the Master Agreement, Central Puerto represents and warrants that on August 8, 2017, it exercised its right of first refusal with respect to the Open Season called by TGS for August 8, 2017 to tender bids for the firm transportation of natural gas from 08/04/2018 to 04/30/2053, for capacity equivalent to one million cubic meters per day (1,000,000 m3/day), (hereinafter, Firm Transportation Capacity or “FTC”).

7. Representations and Warranties of YPF EE.

Purchaser hereby represents and warrants the following to Seller, as of the date hereof and as of the Closing Date

7.1. Capacity. Approvals. Consents.

7.1. YPF EE has full legal capacity and authority to accept this Offer and carry out the transaction contemplated herein; no consent or authorization is required from any other person, entity or Authority other than as established in this Offer. This Offer is duly accepted and executed by YPF EE and constitutes a valid and binding obligation of YPF EE, enforceable against it in accordance with its terms.

7.2. The execution, delivery and performance of this Offer are within its corporate powers and have been or will be duly authorized or ratified by the applicable corporate bodies. YPF EE and its representatives, with respect to their acts in the name and on behalf of YPF EE, have full powers and authority to accept, agree and execute this Offer and any other related contracts and agreements, bind YPF EE and perform the obligations undertaken by it hereunder and under the other related contracts and agreements and make the transactions contemplated herein.

7.3. The acceptance, execution and performance of this Offer and any other related document by YPF EE: (i) do not breach any provision of any regulation or Applicable Law or statute governing YPF EE; and (ii) do not breach any resolution, decision or ruling of any Authority applicable to YPF EE, and do not breach any other instrument or contract to which YPF EE is a party.

7.1.4. YPF EE is not unable to pay its debts and has not filed any voluntary bankruptcy or pre-bankruptcy proceeding. YPF EE has sufficient funds or financing or third party resources to pay the Price on the Closing Date.

8. National Antitrust Commission [Comisión Nacional de Defensa de la Competencia].

The Parties agree that the application for authorization of the Transfer required to be filed with the CNDC under the Anti-Trust Law, shall be filed no later than seven (7) days after the Closing Date. In such respect, the Parties agree: (i) to cooperate and provide all the information that may be reasonably required in connection with said application, within a reasonable term, which shall be complete and true, free from errors, misstatements or omissions; (ii) to use their best efforts to obtain the above mentioned authorization, and (iii) to execute any document that may be required to apply for and obtain such authorization. Notwithstanding the foregoing, Purchaser hereby assumes all the risk of the Transfer not being authorized in full and subject to no condition by the CNDC and/or any other authority responsible for enforcing the Anti-Trust Law. Therefore, in the event the Transfer were not authorized as indicated above, Seller shall not be liable to return the Price and Purchaser shall exclusively: (i) be liable for all the resulting costs, losses and damages and (ii) carry out all the acts required as a consequence of the decision to reject the authorization or impose any condition, including the transfer of all or a portion of the Generation Assets or any other asset owned or controlled by it to third parties.

9. Staff. Assignment of Contracts. Other.

9.1. The employment contracts of Seller´s staff exclusively assigned to the administration, operation and/or maintenance of the Generation Assets as of the Closing Date and listed in Annex II hereof (the “Staff”) shall be transferred to Purchaser in accordance with the provisions of Section 225 of the ECL as of the Closing Date.

9.2. Purchaser undertakes and shall be exclusively liable to pay any cost or damages, including the payment of any severance or other indemnification arising from any termination of staff or change not authorized by the applicable law made by Purchaser. Seller shall transfer to Purchaser all the files, records, pre-employment and regular medical examinations and other documents relating to the Staff held by Seller as of the Closing Date, as well as any other information that Purchaser may need in connection with the payment of salaries for the month of the Closing Date, and other rights or benefits, whether vested or accrued and payable as of such date (advance payments, vacation taken and pending payment, accrued but unpaid thirteenth month salary, etc.).

9.3. Seller undertakes and shall be exclusively liable (i) for all employment-related, civil, tax and social security debts and obligations (including, without limitation, employer contributions) arising from employment contracts or other type of employment relationship maintained by Seller or that Seller had maintained in the past with any person related to the Generation Assets but other than the transferred Staff; and (ii) for all employment-related, civil, tax and social security debts and obligations (including, without limitation, employer contributions) arising from the employment relationship between Seller and the Staff incurred prior to the Closing Date.

9.4. Purchaser undertakes and shall be exclusively liable for all employment-related, civil, tax and social security debts and obligations (including, without limitation, employer contributions) arising from the employment contracts of the transferred Staff originating as of the Closing Date. In the event of indirect termination of a member of the Staff as a result of the transfer of the Generation Assets and the Staff as of the Closing, Purchaser shall be liable for the applicable severance payment, providing, however, that any liability incurred prior to the Closing shall be paid by Seller in accordance with Section 9.3. hereof.

9.5. Seller shall be exclusively liable for all debts and liabilities arising from any claim, regardless of the regulation on which it may be based, for work-related accidents or occupational diseases originating prior to the Closing Date, even if subsequently manifested. In the event of long-development occupational diseases of the transferred Staff where the actual date of occurrence cannot be accurately identified, the Parties shall bear the costs, compensations and other expenses arising in connection with the claim pro rata to the period of employment of the claimant with each Party.

9.6. The salary of the Staff for the month of the Closing Date shall be paid as follows: the days preceding the Closing Date, including the pro-rata amount of the thirteenth month salary and vacation accrued and unpaid as of such date, shall be paid by Seller and, from the Closing Date onwards, by Purchaser. Five (5) days before the payment date of the salaries, Purchaser shall inform Seller the amount required to be paid. This provision shall also apply to social security contributions. The balance of the Basic Bonus Payment and Additional Payment [Bonificación Básica y Adicional] (BAE – Section 38 subsections 1, 2 and 3 of the Collective Bargaining Agreement executed between Sindicato Luz y Fuerza and La Plata Cogeneración S.A and Section 34 subsections 1, 2 and 3 of the Collective Bargaining Agreement executed between Asociación del Personal Superior de Empresas de Energía Eléctrica and Central Puerto S.A) and the Thirteenth Month Salary accrued during 2017 shall be paid by Seller on the Closing Date.

9.7. In the event of any action filed against Purchaser based on facts, acts or omissions of Seller prior to the Closing Date, within seventy two (72) hours, Purchaser shall give notice to Seller for Seller to assume the defense and hold Purchaser harmless from any cost or expense related to the claim. If, due to any reason whatsoever, Seller failed to assume the defense as indicated above, Purchaser shall request that Seller by summoned as third party.

9.8. The Parties agree that, simultaneously with the assignment of the Generation Assets and the Staff, the contracts and agreements mentioned in Annex III (the “Contracts”) relating to the operation and/or maintenance of the Generation Assets, are also transferred to Purchaser. In furtherance of the completion of the assignment of the Contracts and the acceptance thereof by the respective parties thereto, Central Puerto, in its capacity as assignor, and YPF EE, in its capacity as assignee, agree to carry out any and all acts that may be necessary and/or convenient to such end; including, without limitation, giving notice of the assignment to the parties of the Contracts and obtaining their acceptance.

9.9. YPF and the Union may negotiate the employment conditions of the Staff, which should be effective as of the Closing Date.

9.10. Notwithstanding the satisfaction of the condition precedent described in Section 4.1 (x), Central Puerto shall remain liable to assign the FTC contract to YPF EE as soon as possible, as part of the Contracts, as follows, in the sole discretion of YPF EE: (i) by assigning the FTC contract in accordance with the provisions of ENARGAS Resolution No. 1483/2000, as amended, at YPF EE’s risk, since CPSA shall not be able to ensure the assignment of the FTC contract if using such procedure; or (ii) as agreed by both Parties, TGS and ENARGAS.

As of the Closing and as long as the FTC contract is not assigned to YPF EE under the terms and conditions thereof, upon request of YPF EE, which shall bear the costs, CPSA shall exercise all its rights under the FTC contract to ensure transportation to YPF EE under the FTC contract, in accordance with the terms and conditions thereof.

The Parties expressly agree that any resale of the aggregate transportation capacity under the FTC contract from CPSA to YPF EE, including as established in Section 4.1 (x), shall be made for the aggregate transportation capacity under the terms and conditions of the FTC contract, and CPSA shall not be authorized to establish additional conditions or charge an additional price to YPF EE for such resale, other than as established herein. The offer to resale on MEGSA may include additional conditions agreed by the Parties.

The price for the transportation capacity payable by YPF EE to CPSA in the event of resale shall include: i) the amount indicated in the invoice issued by TGS for the cost of the firm transportation capacity, plus all charges, expenses and taxes determined by TGS (VAT excluded), ii) the charges paid by the offeror and other expenses determined by MEGSA (VAT excluded), and iii) all national, provincial and municipal taxes payable by CPSA in connection with the resale, including any increased amount. Likewise, YPF EE shall be liable for any stamp tax that may be eventually payable in connection with the resale transaction.

In the event: a) the WMC under the CTM Cogeneration Project were not executed due to reasons not attributable to Central Puerto and, as a consequence, the Transfers contemplated herein were not made, and b) Central Puerto decided, within a term of 24 calendar months beginning on November 22, 2017, to call an Open Season effective as of the first May 1 following the date of such call, YPF EE shall offer to take and shall take one hundred percent (100%) of the capacity or the pro-rata amount awarded to it and the remaining effective term of the FTC contract, therefore undertaking all the obligations under the FTC contract.

10. Covenants up to the Closing Date.

10.1. From the date hereof to the Closing Date, Seller agrees to continue operating the Generation Assets as usual, in the manner and with the same diligence used up to the date hereof. Likewise, Seller agrees not to perform any act exceeding the normal operation of the Generation Assets without the prior written consent of Purchaser. In such respect, Seller:

(i) shall abstain from making any act of disposition relating to the assets comprising the Generation Assets;

(ii) shall not create or permit the creation of any Lien on the assets comprising the Generation Assets and/or the Contracts;

(iii) shall abstain from amending or terminating, in whole or in part, any of the Contracts, except for amendments or terminations required in the ordinary administration of the Generation Assets, at market value and under market conditions;

(iv) shall abstain from improving the conditions and rights of the Staff as of the date hereof, including their remuneration, seniority and the rights arising from seniority, unless so required by the applicable law, to the extent such improvements do not exceed the normal practices of Central Puerto with respect to its staff in general;

(v) shall abstain from terminating any member of the Staff without cause;

(vi) shall inform Purchaser of any circumstance known by it that may reasonably lead to consider that may affect the Generation Assets;

(vii) shall comply with all the Applicable Laws and its obligations with respect to the Generation Assets;

(viii) on a monthly basis, shall keep Purchaser informed of any transactions carried out in connection with the Generation Assets and give notice to Purchaser of any claim received from third parties and of any litigation, dispute, administrative, judicial or arbitration proceeding involving the Generation Assets of which Purchaser were given notice;

(ix) shall consult with Purchaser and obtain its prior consent before changing any practice or precedent relating to the operation and administration of the Generation Assets, except (a) if such change or practice were not material; or (b) in case of emergency where obtaining the prior consent of Purchaser would delay the adoption of any necessary urgent action;

(x) shall inform Purchaser, as soon as possible, providing all details and copies of all the notices and any other document relating to: (a) any damage to, destruction or loss of or in connection with the Generation Assets; and (b) notwithstanding any other obligation, any document or information or any event or combination of events occurring between the date of execution of this Offer and the actual transfer of the Generation Assets to Purchaser, that has or may have a material adverse effect on the Generation Assets or that prevents or hinders or may prevent or hinder the transfer of the Generation Assets to Purchaser;

(xi) shall not do or abstain from doing anything that would constitute a breach of the representations and warranties of Seller hereunder; and

(xii) shall give written notice to Purchaser, as soon as possible, of any circumstance known to it whereby any representation or warranty of Seller hereunder has become or may become false or inaccurate.

10.2. Seller agrees to maintain the Insurance Policies up to the actual transfer of the insured assets to Purchaser. If, as expressly required by Purchaser – and with the prior consent of Seller – any insurance policy listed in Annex VI remained in force after the transfer, YPF EE shall pay the respective costs plus an administrative fee equal to 10% of such cost.

10.3. During the Due Diligence Period, YPF EE shall conduct the Due Diligence, aiming to: (A) verify the condition of the Generation Assets, the Staff and the Contracts, and (B) verify compliance with the representations, warranties and obligations of Central Puerto hereunder (hereinafter, collectively, the “Representations”). (ii) To such end, Central Puerto shall give to YPF EE’s officers, employees and advisors (the “Representatives”) reasonable access to all the documents, information, facilities, the Staff and the Contracts, as reasonably required by YPF EE in writing. Central Puerto shall facilitate access to the information as soon as possible for YPF EE to have sufficient time to analyze the same.

10.4. In the event of breach of the Representations during the Due Diligence Period or if the outcome of the Due Diligence were negative, in the sole discretion of YPF EE, YPF EE may terminate this agreement with no liability or indemnification whatsoever, by written notice given to Central Puerto within a term of 10 calendar days after the expiration of the Due Diligence Period.

10.5. The Parties agree that the risk inherent to the Generation Assets, the Contracts and the Staff shall be transferred to YPF EE as of the Closing Date.

11. Additional Covenants.

11.1. In accordance with the provisions of The Procedures and the applicable national and/or provincial and/or municipal regulations, YPF EE agrees to obtain, bearing the costs, all the authorizations, permits and licenses required to be obtained before or after the Closing Date from the Secretariat of Energy, CAMMESA, the ENRE, the OPDS, the Municipality of Ensenada and/or any other competent authority, to operate as new WEM agent and new owner of the Generation Assets after the transfer. Said authorizations, permits and licenses shall be obtained within the terms and under the conditions established in the applicable regulations (specifically item 4.1 of Annex 17 of The Procedures), providing that YPF EE shall be liable for all damages and increased costs incurred by YPF EE and/or Central Puerto as a consequence of any delay in obtaining said authorizations, permits and licenses and complying with the applicable requirements. In turn, Central Puerto shall give notice of the transfer of title to the Generation Assets to the Secretariat of Energy and CAMMESA no later than 48 hours after the Closing Date, in accordance with the provisions of Section 4.2 of Annex 17 of The Procedures. No later than 72 business hours after acceptance of the Offer, YPF EE shall give notice of the transfer of the Generation Assets to CAMMESA and the Secretariat of Energy in accordance with the applicable regulations and the provisions of this Offer. The Parties agree that in the event the Municipality of Ensenada established, as a condition for granting the required license to operate the Generation Assets to YPF EE, that the legal action referred to in Annex VIII be voluntarily dismissed and/or that any amount owed by CPSA to said Municipality in connection with said legal action be paid, CPSA agrees to pay such amount or carry out any act that may be required to satisfy such condition as soon as possible upon request of YPF EE.

11.2. Beginning on the Closing Date, Seller agrees to cooperate with Purchaser with respect to all procedures, filings and consents required to be made with or obtained from any person, whether state-owned or privately-owned, in connection with the Transfer, any aspect thereof and, especially the special permits or licenses.

11.3. If the transfer of any of the assets comprising the Generation Assets were subject to Value Added Tax, said tax shall be paid by Purchaser.

11.4. Any stamp tax or similar tax and the costs and expenses incurred in connection with the formalization of this Agreement and/or the transactions contemplated herein or with respect to the sale, assignment or delivery of the Generation Assets and the Contracts, if any, shall be paid by Purchaser. The Parties shall cooperate with each other in preparing any required tax return and any other document that may be required in connection with such taxes, rates and costs.

11.5 Each Party shall bear its own expenses and costs (including the fees and expenses of their respective legal counsel, accountants and other advisors) incurred in connection with this Offer and any instrument that may be required to complete the Transfer.

11.6. Beginning on the date hereof, each Party shall cooperate with the other and ensure that its employees, officers, agents, auditors and representatives cooperate to ensure a smooth transition for the transfer of the Generation Assets, the Contracts and the Staff to Purchaser and to minimize any interruption of business as a consequence of the transactions contemplated herein. After the Closing, each Party shall, upon reasonable written request of the other Party, give access to the requesting Party and its employees, auditors, legal advisors and representatives, during normal working hours, to any information about the Generation Assets, to the extent applicable, that may be necessary to prepare financial reports, for accounting purposes and in connection with pending or threatened legal or administrative proceedings.

11.7. From the date of acceptance hereof to the Closing, each Party agrees that neither such Party nor its Affiliates shall make any announcement in connection with the transactions contemplated herein without the prior consent of the other Party (which consent shall not be unreasonably withheld), other than announcements required under the Applicable Law or the rules or regulations of a stock exchange with jurisdiction over one of the Parties or its Affiliates.

11.8. Each Party shall use its best reasonable efforts for the Closing to occur as soon as possible upon satisfaction of the Conditions Precedent described in Section 4 above.

11.9. Each Party shall coordinate efforts with the other and use its best reasonable efforts to obtain any consents and waivers from third parties, including Authorities, that may be required to complete the transfer of the Generation Assets, except where the failure to obtain such consents or waivers would not have, individually or collectively, a material adverse effect on the legal ability of either Party to complete the Transfer; providing, however, that the Parties shall not be bound to adopt any action that may have a material adverse effect on them or their respective Affiliates or that would require the payment of significant amounts.

11.10. Subject to the other provisions hereof, each Party shall, upon request of the other, execute and deliver any document or have any document executed and delivered or perform or ensure the performance of any act that may be reasonably required to complete the transactions contemplated herein.

11.11. Each Party shall keep this Offer and all the terms and conditions hereof strictly confidential. Notwithstanding the foregoing, each Party shall be authorized to disclose the existence of this Offer and the terms and conditions hereof: (i) if so required under the Applicable Law or by a court or administrative order or under the rules or regulations of any stock exchange with jurisdiction on either Party or its Affiliates; (ii) to its Affiliates or shareholders; (iii) to its external advisors and the external advisors of its Affiliates or shareholders; or (iv) to any financial institution extending or contemplating the possibility of extending financing to such Party or any Affiliate thereof; providing, however that in the events contemplated in items (ii), (iii) or (iv) above, the disclosing Party shall ensure that those persons receiving Confidential Information shall not disclose the same.

11.12. During a period of three business days preceding the Closing Date (the “Auditing Period”), YPF EE shall verify that the Generation Assets that will be delivered by CPSA to YPF EE in Central LPC on the Closing Date match those included in the inventory and description of the Generation Assets listed in Annex I (the “Audit”). The Audit will be conducted in the presence of a representative appointed by YPF EE and a representative appointed by CPSA. Based on the outcome of the Audit, both representatives shall prepare and execute a certificate (the “Certificate of Generation Assets”). If, as a result of the Audit, missing assets were identified, such circumstance shall be mentioned in the

Certificate of Generation Assets and YPF EE shall deduct the market value of each missing asset from the Price payable on the Closing Date, with the prior consent of CPSA to the market value so deducted. Based on the Certificate of Generation Assets, a receipt will be issued on the Closing Date for the Generation Assets actually delivered and received, respectively, as of such date.

12. Termination before the Closing.

12.1. This Offer may be terminated before the Closing:

(i) by mutual agreement of the Parties.

(ii) by either Party, by notice to the other Party, in any of the following events:

(a)	the other Party fails to perform any material obligation hereunder or any of its representations and warranties hereunder is false or inaccurate in any material aspect, provided that (A) such nonperformance, misrepresentation or inaccuracy resulted in the noncompliance with any of the conditions for the Closing hereunder and (B) (I) such nonperformance could not be cured or (II) in the event of a nonperformance that could be cured, it had not been so cured before the first to occur of (a) the expiration of a term of twenty (20) Business Days computed as of the date of receipt of the relevant notice by the nonperforming party; (b) one Business Day before the Termination Date;

(b)	a competent court or any other Authority issues an Order or adopts any other action (providing that each Party agrees to use its best reasonable efforts to revoke, reverse or cancel any such order, act, measure, judgment, award or action) permanently preventing or prohibiting the execution of the transactions contemplated in this Offer to the extent said order, act, measure, judgment, award or action is final and non-appealable; providing, however, that the right to terminate this Offer in accordance with this item (b) shall not be available to a Party that has not used its best reasonable efforts to revoke, reverse or cancel such order, act, measure, judgment, award or action, or to the Party that caused or contributed, with acts or omissions, to the passing or adoption of such order, act, measure, judgment, award or action; or

(c)	the Closing has not occurred before January 31, 2018 (the “Termination Date”); providing, however, that the right to terminate this Offer in accordance with this item (c) shall not be available to a Party whose noncompliance has caused or resulted in the Closing failing to occur before the Termination Date.

12.2. In the event of termination of this Offer by either Party in accordance with this Section 12, this Offer and the rights and obligations contemplated herein shall terminate forthwith, except for Sections 11.4, 11.7, 11.11, 12, 13, 14 and 15.

13. Indemnity.

13.1. Central Puerto shall indemnify and hold YPF EE, its Affiliates and each of their respective officers, employees, shareholders, agents and representatives (each, an “YPF EE Indemnified Party”) harmless from any Loss suffered or incurred by any YPF EE Indemnified Party arising from:

(i) any misrepresentation or inaccuracy in any representation or warranty of Central Puerto included herein;

(ii) any breach or nonperformance of any obligation of Central Puerto hereunder; or

(iii) any obligation, responsibility or liability of any kind: (A) exclusively with respect to third parties, in connection with or relating to the Generation Assets, the Staff or the Contracts, incurred prior to the Closing Date; or (B) relating to the legal actions described in Annex VIII.

The Parties agree that, notwithstanding the provisions of this Section 13.1, CPSA shall not be liable for any claim based on environmental obligations and/or liabilities relating to the soil and/or subsoil of the premises where the Generation Assets are located, assigned as a gratuitous tenancy by YPF S.A. under the gratuitous tenancy agreement executed under the LPC Contract.

13.2. YPF EE shall indemnify and hold Central Puerto, its Affiliates and each of their respective officers, employees, shareholders, agents and representatives (each, a “Central Puerto Indemnified Party”) harmless from any Loss suffered or incurred by any Central Puerto Indemnified Party arising from:

(i) any misrepresentation or inaccuracy in any representation or warranty of YPF EE included herein;

(ii) any breach or nonperformance of any obligation of YPF EE hereunder; or

(iii) any obligation, responsibility or liability of any kind, exclusively with respect to third parties, in connection with or relating to the Generation Assets, the Staff or the Contracts, incurred after the Closing Date.

13.3. Indemnification Procedure.

(a) Promptly upon receipt by an Indemnified Party of a notice of the commencement of an indemnifiable claim hereunder filed by a third party or of circumstances leading such Indemnified Party to believe that an indemnifiable claim may be filed by any person against the Indemnified Party (any such claims, a “Third Party Claim”), the Indemnified Party shall give written notice of such claim (the “Notice of Claim”) to the relevant Indemnifying Party pursuant to Section 13.1. or Section 13.2. (the “Indemnifying Party”). The Notice of Claim shall contain a detailed description of the Third Party Claim and all the information and documentation available in connection therewith. Failure to promptly give the Notice of Claim or deliver the relevant information and documentation shall not affect the indemnity obligations established in this Section 13, unless the Indemnifying Party were adversely affected by such failure.

(b) The Indemnifying Party shall be entitled to assume control of the defense and appoint counsel; providing, however, that the Indemnifying Party shall not be entitled to assume control of the defense of a Third Party Claim (x) if it does not previously agree, in writing, to assume its indemnity obligation and hold the Indemnified Party totally harmless from any Loss arising from the Third Party Claim; (y) if the purpose of the Third Party Claim is to obtain a court order to do or not to do something, a declaratory judgment or any other non-financial injunction against the Indemnified Party, that, if granted, would adversely affect the business, assets, financial condition or results of the operations of the Indemnified Party; or (z) if the parties to any such actions or proceedings (including any summoned third party) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party has been informed in writing, by an attorney-at-law (with copy to the Indemnifying Party) that one or more different or additional legal remedies are available other than those available to the Indemnifying Party; providing that to exercise such rights, the Indemnifying Party shall give notice to the Indemnified Party of its decision to assume control of the defense and appoint counsel no later than the first to occur of: (1) five (5) Business Days before the expiration of any procedural or administrative term available to the Indemnified Party or (2) thirty (30) days after receipt of the Notice of Claim. In the event of failure by the Indemnifying Party to give such notice within the above mentioned term or application of any of the provisos described in item (x) or (y) above, the Indemnified Party shall be entitled to assume control of the defense, with costs borne by the Indemnifying Party. Before receiving an answer from the Indemnifying Party, the Indemnified Party shall be entitled to adopt any measure or file any paper that may be necessary or convenient to protect its interests or those of the Indemnifying Party, to the extent not damaging to the Indemnifying Party. The Parties expressly agree that the Indemnifying Party’s being summoned and the exercise by the Indemnified Party of the other rights contemplated herein shall not be considered damaging to the Indemnifying Party.

(c) If the Indemnifying Party assumes control of the defense of the Third Party Claim in accordance with the provisions of this Section 13.3., the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld, delayed or subject to any condition) before executing any settlement agreement, arrangement, admission or acknowledgement of the validity of such Third Party Claim, if, as a consequence thereof the Indemnified Party is not unconditionally released from its liabilities and obligations in connection with said Third Party Claim, or the agreement imposes any obligation to the Indemnified Party.

(d) Each Party shall cooperate and ensure that its Affiliates cooperate in the defense or prosecution of any Third Party Claim and provide or ensure the provision of any record, document, information and testimony (subject to any Confidentiality Agreement), and shall attend hearings, offerings of evidence, trials or appeals if reasonably required to do so.

13.4. The Indemnified Party shall give prompt notice to the Indemnifying Party of any claim it may have against it under Section 13.1. or Section 13.2. not involving a Third Party Claim against the Indemnified Party. Failure by the Indemnified Party to give such notice shall not affect the indemnity obligations established in this Section 13, unless the Indemnifying Party were adversely affected by such failure.

13.5. Each Party shall cooperate with the other to resolve any Loss where one Party is liable for indemnifying and holding an Indemnified Party harmless hereunder, and agrees to use its best reasonable efforts to mitigate such Loss or resolve the claim and give to the other Party reasonable access to its records, information, documents, facilities and staff; providing that the Party receiving any record, information and document disclosed in accordance with this Section 13.5 shall maintain the same confidential as established in Section 11.10, except to the extent necessary to defend itself in the event of a Third Party Claim or settle any dispute relating to the obligations of the Parties in accordance with this Section 13.

14. Applicable Law and Jurisdiction.

14.1. The validity and nature of this Offer and of the obligations arising herefrom shall be analyzed, construed and governed in accordance with the laws of the Republic of Argentina.

14.2. Any claim or dispute between the Parties with respect to this Agreement shall be subject to arbitration in the Arbitration Tribunal. The Parties agree that any written award of the Arbitration Tribunal shall be final and non-appealable.

15. Miscellaneous.

15.1. No failure by either Party to exercise or delay in exercising any right, power or privilege hereunder shall constitute a waiver thereof and the partial exercise of any right, power or privilege shall not preclude a further exercise of such right, power or privilege or the exercise of any other right, power or privilege hereunder. No waiver shall be effective unless made in writing. The rights and remedies provided for herein are cumulative and not exclusive of any other right or remedy established by law.

15.2. Section headings are included for reference only and shall not affect the meaning and interpretation of the content hereof.

15.3. To all legal purposes arising herefrom, the Parties establish special domicile at those indicated below, where all communications, summons, demands, claims, and notices, whether judicial or extrajudicial, required to be given in writing between the Parties shall be effective.

Seller:

CENTRAL PUERTO S.A.

Av. Thomas A. Edison 2701

Ciudad de Buenos Aires

Purchaser:

YPF ENERGIA ELECTRICA S.A.

Macacha Güemes 515

Ciudad de Buenos Aires

The domiciles established above may only be modified by either Party by written notice given to the other Party by reliable means.

15.4. Neither Party may assign its rights and obligations or contractual position hereunder without the prior written consent of the other Party.

ANNEX I

GENERATION ASSETS

GAS TURBINE

BRAND: General Electric

MODEL: 9100E

SERIAL No.: 296897

POWER: 131 Mw

FUEL: Dual (Natural Gas – Gasoil)

COMBUSTION SYSTEM: Standard

NOx CONTROL: Steam injection

GAS TURBINE GENERATOR

BRAND: General Electric

SERIAL No.: 335X981

POWER: 150 MVA

CHARACTERISTICS: 2 Poles, Three-phase, Star, 50Hz

COOLING SYSTEM: Hydrogen

EXCITATION: Static

EXTERNAL AUXILIARY SYSTEMS FOR THE TURBOGENERATOR

EXCITER ENCLOSURE

External case containing:

•	General Electric EX2000 control board;

•	Power thyristor bridge;

•	Auxiliary equipment control and operation board;

•	Exciter power supply transformer (1.4Mva, 11.5/.56Vac).

GAS VALVES ENCLOSURE

External case containing:

•	Natural gas injection control valves;

•	Scavenging valves with air-assisted atomizer for operation on gasoil;

•	Gas filters and venting valves

•	Control and measuring instruments.

GAS CONDITIONING SYSTEM

•	Scrubber and main filters;

•	Electric heater;

•	Heater control panel;

•	TG gas consumption measuring system.

COMPRESSOR WASHING ENCLOSURE

External case containing:

•	Water tank with heater;

•	Electric centrifugal pump;

•	PLC control panel (GE-Fanuc)

•	Control and operation auxiliary equipment;

TG CONTROL ENCLOSURE (PEECC)

External case containing:

•	Gas turbine protection and control system board (General Electric Speedtronic MKv);

•	Generator protection board;

•	Power and auxiliary transformers protection board;

•	Electrical equipment protection and operation boards (380Vac, 110Vac, 110Vcc);

•	Turbogenerator battery bank (125Vcc);

•	Battery charger.

•	Operator interface terminals.

TG LIQUID PURGE SYSTEM

Consisting of:

•	Underground tank (1.5 m3) for turbine and exhaust purge;

•	Underground tank (10 m3) for compressor washing effluents

•	Control and operation valves.

AIR FILTERS CLEANING SYSTEM

Skid consisting of:

•	System for drying the air extracted from the compressor of the TG for cleaning;

•	Control system panel;

•	Control and operation valves.

FIRE SYSTEMS

Consisting of:

•	Carbon dioxide tank (6 ton);

•	Chemetron fire system control board.

COOLING SYSTEM

Consisting of:

•	Four (4) air coolers for cooling water;

•	Two (2) electric centrifugal pumps for cooling water (closed circuit);

•	Control valves and instruments.

LIQUID FUEL SYSTEM

Skid consisting of:

•	586 m3 tank for gasoil received from the Distillery (catalytic);

•	80 m3 gasoil (motor vehicles) storage tank;

•	Meter to measure the gasoil received from the Distillery;

•	Two (2) electric centrifugal pumps feeding the TG;

•	Two (2) centrifugal pumps for trucks;

•	Filters, valves and measurement and control instruments.

GENERATOR GAS SYSTEM

•	Skid with valves and instruments for carbon dioxide control;

•	Skid with valves and instruments for hydrogen control;

•	Hydrogen analyzer panel.

MEDIUM VOLTAGE and AUXILIARY SYSTEM

Consisting of:

•	Interconnection bars to connect the generator to the power transformers;

•	Generator output switch (Alstom, SF6, 8 Ka);

•	Boost transformer (Hyundai, 150 Mva, 11.5/138 Kv, ONAF);

•	Auxiliary services transformer (Square D, 2 Mva, 11.5/0.4 Kv);

•	Emergency auxiliary services transformer (Square D, 1 Mva, 13.8/0.4 Kv);

•	Starter power supply transformer (Alstom, 1.5 Mva, 11.5/3 Kv);

•	Main auxiliary electricity distribution board (Square D);

•	Electricity distribution board for HRSG auxiliary equipment;

•	UPS uninterruptible power supply UPS (220/110 Vac, control system and battery bank).

HIGH VOLTAGE SYSTEM

Consisting of:

•	132 Kv yard operation, protection and measuring equipment (voltage dischargers, voltage and current transformer, output switch);

•	132 Kv cable from LPC to EDELAP SE-193 (1.8 km approx.)

•	132 Kv cable end terminal;

•	Current and voltage transformers at SE-193.

HEAT RECOVERY STEAM GENERATOR (HRSG)

BRAND: Nooter / Eriksen

SERIAL No.: 966800

PRESSURE: 40 barg (one pressure level)

OUTPUT: 248.5 ton/h

Consisting of:

•	Economizer;

•	Evaporator;

•	Dome;

•	Superheater.

HRSG AUXILIARY SYSTEMS

CONTROL SYSTEM

Consisting of:

•	Control and protection PLC (Allen Bradley 5);

•	Valves and pump motor control panel;

•	Operator interface terminals.

DUCT BURNERS

Consisting of:

•	Three (3) duct burners;

•	External panel for the flow and flame control system;

•	Skid with control valves;

•	Two (2) flame detector cooling motor-compressors;

•	Measurement and control instruments.

HRSG PURGE SYSTEM

Consisting of:

•	Purge collection sink ;

•	Submersible pumps to extract and delivery purge water to Distillery;

•	Control and operation board.

WATER CHEMICAL CONTROL SYSTEM

Consisting of:

•	Water/water coolers to adjust sample temperature;

•	Sampling panel;

•	Containers for chemical solutions;

•	Pumps to inject chemical products to the HRSG water;

•	Operation boards;

•	Measurement and control instruments.

MAIN STEAM SYSTEM

Consisting of:

•	Venting control valves to start/stop the HRSG;

•	12” piping system to deliver steam to YPF;

•	Venting control valves for line heating at point of delivery;

•	Condensed purge valves;

•	Shut-off valves at the point of delivery;

•	Measurement and control instruments.

HRSG WATER SUPPLY SYSTEM

Consisting of:

•	Shut-off valves to stop the inflow of water to the plant;

•	Two (2) electric centrifugal pumps (booster);

•	Dome level control valves;

•	Flow control valves for temperature-control water;

•	System for measuring the inflow of water to the HRSG;

•	Measurement and control instruments.

GAS REGULATION SYSTEM

Consisting of:

•	Scrubber de ingreso a planta;

•	Natural gas auxiliary boiler;

•	Two (2) pressure reduction valves;

•	Emergency supply shut-off valve;

•	Measurement device filter;

•	Plant consumption meter (owned by CAMUZZI);

•	Piping venting and operation valves;

•	Measurement and control instruments.

COMPRESSED AIR SYSTEM

Consisting of:

•	Two (2) air compressors (Ingersoll Rand)

•	Air dryer;

•	Instrument air tank;

•	Service air tank;

•	Valves to regulate the inflow of air from the TG compressor;

•	Measurement and control instruments and valves.

FIRE SYSTEM

Consisting of:

•	Grinell fire detection system;

•	Dedicated fire detection boards (fuel tanks, maintenance workshop and storage area, administration facilities, power transformers, HRSG auxiliary equipment facilities);

•	Power transformers deluge fire system valve panel.

SEWAGE TREATMENT SYSTEM

Consisting of:

•	Sewage wastewater electropumps;

•	Tank for the treatment of waste before disposal into the system of the Distillery.

Motor Vehicles.

FORD FIESTA MAX SEDAN 4 DOORS MOD.2006 PLATE    FKX 235 MODEL 2006

FORD RANGER DOUBLE CABIN FOUR DOORS PLATE 619 MODEL 2006

FORD RANGER DOUBLE CABIN FOUR DOORS PLATE KMQ 959 MODEL 2011

MELEX electric, single cabin

Note: vehicles bearing plates FKX 235 and FGT 619 have been exceptionally authorized by YPF’s Refinery, since according to internal regulations, vehicles over 10 years old are not permitted.

Facilities:

1)	Administration building:

9 offices, control room, electronic and communications equipment room, meeting room, office, archive room, photocopy room. Locker room for men, ladies and gentlemen toilets, external toilet for contractors,

2)	Auxiliary facilities:

Dining room without kitchen, only fridges and microwaves, tables and chairs.

Warehouse with workshop and storage area, tool house, working areas, etc.

Warehouse for devices and capital goods

Warehouse for fuels, flammable products, paint and cleaning products.

Warehouse for chemical products

Warehouse for boiler equipment, electric boards, PLC, battery chargers, pumps, valves, chemical lab,

3)	Auxiliary installation

Used standard shipping container measuring 20’x 8’x 8’ 6” (being used for the Mapros to store GE parts)

Materials and spare parts:

GAS TURBINE and AUXILIARY EQUIPMENT

•	Set of blades for first, second and third turbine stage

•	Nozzles for first, second and third turbine stage

•	Set of transition parts

•	Set of combustion chambers (liners)

•	Set of fuel injection nozzles (dual)

•	Set of turbine bearings (radial and thrust)

•	Stop and gas injection control valves

•	Sundry electric motors

•	Sundry pumps

•	Flow dividers

•	Flexible coupling

•	Air compressors

•	Oil, air and fuel filtering components

•	Sundry valves

•	Measurement, control and protection instruments

•	Consumables (joints, bolts, etc)

•	Full turbine control board

•	Electric operation and protection components

•	Gasoil flow meter

•	Battery charger

•	Set of special maintenance devices

GAS TURBINE GENERATOR

•	Set of radial bearings

•	Set of charge coupling bolts

•	Generator stator wedges

•	Sundry spare parts for the exciter (control system electronic cards, thyristors, contactors, switches, etc)

•	Consumables (joints, bolts, etc)

•	Set of special maintenance devices

MEDIUM VOLTAGE SYSTEM AND AUXILIARY EQUIPMENT

•	Hyundai power transformer bushings

•	Bus duct support insulators

•	Spare parts for the generator outlet switch (Alstom)

•	132 Kv cable splicing materials and end terminals

•	132/0.110 Kv voltage transformer

HEAT RECOVERY STEAM GENERATOR (HRSG) and AUXILIARY EQUIPMENT

•	Replacement evaporator tubes

•	Sundry valves

•	HRSG control and protection system electronic cards

•	Spare parts for chemical products injection pumps

•	Measurement, control and protection instruments

•	Consumables (joints, bolts, etc)

•	Spare parts for centrifugal pumps (booster);

•	Spare valves for flow control (main and temperature control);

•	Measurement and control instruments.

COMPRESSED AIR SYSTEM

•	Spare parts for air compressors (Ingersoll Rand)

•	Spare parts for air dryer plant;

•	Measurement and control instruments and valves.

FIRE SYSTEM

•	Spare parts for the Grinell fire detection system;

FORKLIFT

Brand: YALE

Model: GDP 20AF

Year of manufacture: 1997

Capacity: 2.5 ton

Engine: Mazda, petrol

SCHEDULE TO ANNEX I

The following inventory is attached to ANNEX I:

Number	Description	Condition	Quantity
0039	ALLEN-BRADLEY PLC - ANALOG IN 12 (BIT)	NEW	1
0040	ALLEN-BRADLEY PLC - ANALOG OUT 4 PTS 4-20 MA (12 B	NEW	1
0042	ALLEN-BRADLEY PLC – OUTPUT CONTACT MODULE	NEW	1
0046	ALLEN-BRADLEY PLC - OUTPUT MODULE 120 VCA ISOL.	NEW	1
0048	ALLEN-BRADLEY PLC - POWER SUPPLY	NEW	1
0052	ALLEN-BRADLEY PLC - REMOTE I/O ADAPTER	NEW	1
0054	ALLEN-BRADLEY - TC 1771-IXE 16 INPUT MODULE	NEW	1
0073	ANNUBAR DIETERICH STANDARD MODEL DFF-26 HA2 CA2S	NEW	1
0074	ANNUBAR DIETERICH STANDARD MOD. DFF-46 HA2SS SB2	AR	1
0118	INGERSOLL PUMP – PUMP SHAFT	NEW	1
0127	INGERSOLL PUMP – IMPELLER ROTOR	NEW	1
0244	“I.R.” COMPRESSOR, COOLING OIL X 5 GAL.	NEW	1,1
0625	FULL FACE GUARD, 3M MODEL 7800S(L).	NEW	3
0714	PLC ALLEN-BRADLEY 1785-L30B (PLC5/30)	NEW	1
0766	HONEYW PAPERLESS DIGITAL CHART RECORDER	NEW	1
0784	“DURAMETALLIC” HSC 3.125”, D(R9)4EF/VVV MECHANICAL SEAL	RE	2
0787	INGERSOLL RAND PRESSURE TRANSDUCER	NEW	1
0879	CURRENT TRANSFORMER; 132 KV MODEL SXP 1	NEW	1
0880	132 KV VOLTAGE TRANSFORMER MODEL UEV 138	NEW	1
0946	CV500 6” FISHER VALVE REPAIR KIT	NEW	4
1033	B424VXFM06-100PSIG PRESSURE SWITCH; RANGE 15-100 PSIG	NEW	1
1042	ROSEMOUNT DIFF PRESSURE TRANSMITTER MOD 3051CD3A	NEW	1
1044	ROSEMOUNT DIFF PRESSURE TRANSMITTER MOD 3051CG2A22	NEW	2
1050	MASONEILAN VALVE, DIAPHRAGM 6” A 12”.	NEW	1
1051	MASONEILAN VALVE, PLUG 6” PART NUMBER: 035006-	NEW	2
1056	MASONEILAN VALVE, SHAFT 6” NUMBER: 035006-121-2.	NEW	1
1066	MASONEILAN VALVE, SEAT RING 6” CV500.	NEW	1
1200	AIR FILTERING COMPONENT, METALLIC, 673MM X 745MM X 45MM	NEW	10
1392	SOLENOID BLOWDOWN 3SV VALVE	NEW	1
1520	ANGLE NEEDLE VALVE 1/4” TUBE	NEW	2
1892	TG HYDRAULIC CIRCUIT OIL FILTER	NEW	15
1903	HONEYWELL LG1093AA0 ULTRAVIOLET FLAME DETECTOR	NEW	2
1904	MOOG SERVO VALVE MOD.771 K202 DRW.# 312A6077P004	AR	1

1904	MOOG SERVO VALVE MOD.771 K202 DRW.# 312A6077P004	NEW	5
1904	MOOG SERVO VALVE MOD.771 K202 DRW.# 312A6077P004	RE	3
1904	MOOG SERVO VALVE MOD.771 K202 DRW.# 312A6077P004	USED	1
1905	MOOG SERVO VALVE MOD.771 K226 DRW.# 312A6077P008	AR	1
1905	MOOG SERVO VALVE MOD.771 K226 DRW.# 312A6077P008	NEW	8
1905	MOOG SERVO VALVE MOD.771 K226 DRW.# 312A6077P008	RE	5
1907	VIBRATION SENSOR- SPEEDOMETER TRANSDUCER	NEW	3
1907	VIBRATION SENSOR- SPEEDOMETER TRANSDUCER	NEW	10
1908	METAL TEMPERATURE SENSOR BEARING DRW. N°351A9021P002	NEW	13
1910	TG. GE SPARK PLUG	NEW	1
1911	TG. GE SPARK PLUG HIGH VOLTAGE CABLE	NEW	6
1912	HIGH VOLTAGE TRANSFORMER FOR TG SPARK PLUG	NEW	2
1916	SOR DIFFERENTIAL PRESSURE SWITCH, 351A9091P002B SCO1GG8 R	NEW	3
1918	SOR PRESSURE SWITCH, RANGE 5-25 PS; 63QL-1	NEW	2
1919	SOR PRESSURE SWITCH, 351A9091P006B SCO 1GG8 RANGE 10-75P	NEW	2
1920	SOR PRESSURE SWITCH, 351A9091P009B SCO1GG8 RANGE 2-30 PS	NEW	2
1921	SOR PRESSURE SWITCH, 351A9090P008C SCO 1GG8 RANGE 20-100	NEW	2
1922	SOR PRESSURE SWITCH, 351A9090P012C SCO 1GG8 RANGE 200-17	NEW	2
1928	MIDDLE ELECTRODE, SPARK PLUG. GE 158A347	NEW	7
1929	SPARK PLUG TERMINAL . GE 298A8224P001	NEW	13
1933	EX2000 ARCNET CARD DS200ACNAG1A	NEW	2
1997	“CROMALOX” HEATER 240 VOLTS 150 WATTS	NEW	1
1999	“HARTMANN” HYDRAULIC SUPPLY PUMP	RE	2
2030	TG GENERATOR; DRIVE BOARD	NEW	3
2031	TG GENERATOR; MASTER SLIDE ASSEMBLY	NEW	2
2032	TG GENERATOR; MASTER SLIDE ASSEMBLY	NEW	2
2034	EXTERNAL OIL DEFLECTOR	NEW	1
2041	COMBUSTIBLE NATURAL GAS HYDROC. AND HYD. DETECTOR	NEW	2
2042	COMBUSTIBLE NATURAL GAS HYDROC. AND HYD. DETECTOR	NEW	2
2043	DIFFERENTIAL PRESSURE TRANSMITTER	NEW	1
2044	MANOMETRIC PRESSURE TRANSMITTER	NEW	2
2104	E-SEAL, EXT PRESSZD, FWD PR; GE DWG#	NEW	2
2108	TG # 1 BEARING SEAL;	NEW	1
2109	TG # 1 BEARING SEAL; BRG SEAL -1 9E;	NEW	1
2110	TG # 1 BEARING SEAL;	NEW	1
2111	TG # 1 BEARING SEAL; BRG SEAL -1 9E;	NEW	1
2130	INCONEL JOINT	NEW	6
2137	METAL JOINT	NEW	3
2138	T/C BENDER	NEW	1
2143	GENERATOR HYDROGEN SEAL SPRING;	NEW	4

2156	PIN, LOCATION	NEW	4
2158	PIN, LOCATION	NEW	4
2160	PLUG GAUGE	NEW	1
2161	#3 TG BEARING OIL SEAL	NEW	2
2168	BUFFALO PUMP, JOHN CRANE MECHANICAL SEAL	NEW	5
2178	URANGA TAPS BSW 1” 8 THREADS	NEW	1
2359	“MERLIN GERIN” SWITCH NS 400H	NEW	1
2393	TG EXHAUST EXPANSION JOINT	NEW	7
2408	BUFFALO PUMP, ROLLER BEARING (THRUST), SKF 3312 A/C3	NEW	2
2507	HONEYWELL PH ELECTRODE, MODEL DURAFET II	NEW	3
2541	FILTERING COMPONENT SEP.AC.COMPR.ING.RAND	NEW	3
2574	“PYROMATION INC.”“K” TEMPERATURE SENSOR N°P.KK	NEW	3
2654	“SERFILCO” PUMP, DP SERIES (DRUM PUMPS) MODE	NEW	1
2713	8” FLANGED-BALL VALVE S300 MODEL 83	RE	1
2714	EX2000 EXCITER RECTIFIER BRIDGE BLOWER FAN	NEW	1
2756	4” “DANIEL” CHECK VALVE, SERIES 300. GE	NEW	1
2757	6” “DANIEL” CHECK VALVE, SERIES 300. GE	AR	2
2757	6” “DANIEL” CHECK VALVE, SERIES 300. GE	NEW	1
2762	FAN 18 “FOR COMPRESSOR” INGERSOLL RAND”	NEW	1
2764	FUEL NOZZLE RING, GE	NEW	22
2766	TRANSITION PART, FUEL NOZZLE. GE	NEW	7
2768	GAS NOZZLE END, FUEL INJECTOR. GE	USED	14
2788	TG LIQUID FUEL SCREW PUMP, MAR	RE	1
2789	TG LIQUID FUEL FLOW DIVIDER, MAR	AR	3
2792	AUXILIARY COMPRESSOR PULLEY SAFETY GUARD	NEW	1
2797	MAIN TG ATOMIZATION AIR COMPRESSOR,	AR	1
2798	LUBE OIL TRANSFER VALVE	RE	2
2799	AC ELECTRIC MOTOR FOR AUXILIARY AIR COMPRESSOR	NEW	1
2800	DC ELECTRIC MOTOR FOR EMERGENCY OIL PUMP	NEW	1
2801	AUXILIARY ATOMIZATION AIR COMPRESSOR	AR	1
2802	AC ELECTRIC MOTOR FOR AUXILIARY SUPPLY PUMP	NEW	1
2803	LINER (CESTO DE COMBUSTIÓN) FOR TG. GE	AR	14
2803	LINER (CESTO DE COMBUSTIÓN) FOR TG. GE	RE	3
2804	ELECTRIC HEATER FOR TG COMPARTMENTS	NEW	2
2806	SELECTOR VALVE FOR PRESSURE MANOMETER	NEW	1
2807	“LAURENCE” SOLENOID VALVE, SERIAL # W1R08	USED	1
2808	AC ELECTRIC MOTOR FOR TG AUXILIARY OIL PUMP;	RE	1
2809	AUXILIARY LUBE OIL CENTRIFUGAL PUMP	RE	1
2810	EMERGENCY LUBE OIL CENTRIFUGAL PUMP	NEW	1
2811	LUBE OIL PRESSURE CONTROL VALVE	NEW	1

2812	GE AIR SEPARATOR FOR TG	NEW	2
2813	8” AUTOMATIC VALVE TO EXTRACT AIR FROM COM	NEW	1
2814	TRANSITION PART FOR HOT GASES PATH	AR	14
2817	THYRISTOR AND TRIGGER CONTROL PLATE	NEW	1
2876	600° F FENWAL FIRE DETECTOR	NEW	19
2877	BENTLY NEVADA, EXTENSION CABLE	NEW	4
2898	GROUNDING BRUSH HOLDER	NEW	4
2951	TRIPLE TOOTHED BELT, R5V X 1800, TG FANS	NEW	1
3030	FLOW COMPUTER DIETERICH MOD. DART II	RE	1
3060	“SOR” THERMOSTAT MOD. 201B3-L125-U9-C7A-TTWVX3	NEW	1
3140	“WALLACE & TIERMAN”, ROTAMETER, MODEL 24B123SSXX2	NEW	1
3175	LIMITORQUE L120-20 GEARED LIMIT SWITCH NP 21800-13	NEW	1
3182	“MODUTRONIC” MODULE LIMITORQUE, 20 MODEL II	NEW	1
3182	“MODUTRONIC” MODULE LIMITORQUE, 20 MODEL II	USED	1
3183	BENTLY NEVADA VIBRATION SENSOR (PROBE)	NEW	9
3185	BENTLY NEVADA EXTENSION CABLE	NEW	1
3187	BENTLY NEVADA PROXIMITOR SERIAL N°DECX152997	NEW	1
3187	BENTLY NEVADA PROXIMITOR SERIAL N°DECX152997	NEW	3
3216	“SQUARE D” CONTACTS, SIZE 6. P/300 HP	NEW	2
3231	ROLLER BEARING FOR HRSG PUMP - INGERSOLL 7315 BECBM	NEW	2
3294	ESPINA DE ENCASTRE GE N° 227B6327P001	NEW	12
3295	ESPINA DE ENCASTRE GE N° 227B6327P003	NEW	11
3313	MAGNTROL LEVEL SWITCH XB15-1H3B-BLM GE N° 348A	NEW	1
3314	3/4” RUGGLES-KLINGEMANN SOLENOID VALVE, SERIAL N	NEW	1
3314	3/4” RUGGLES-KLINGEMANN SOLENOID VALVE, SERIAL N	USED	3
3316	“MILWAUKEE” HYDRAULIC CYLINDER, MOD. C5351-	RE	1
3317	“MILWAUKEE” HYDRAULIC CYLINDER. GE	AR	1
3318	“AMETEK” TURBINE EXHAUST TEMPERATURE SENSOR	NEW	57
3319	“MILWAUKEE” HYDRAULIC CYLINDER. GE	RE	1
3320	“LAURENCE” SOLENOID VALVE, CAT. CYS516J42LCS, S	AR	2
3320	“LAURENCE” SOLENOID VALVE, CAT. CYS516J42LCS, S	NEW	1
3322	6” FLAT BUTTERFLY VALVE,“NELES-JAMESB	NEW	3
3336	EX2000 SCR ASM KIT, 53MM, 4200V, 336A3401AA G14	NEW	1
3337	EX2000 PC POWER AND FEEDBACK DS200DCFBG1B	NEW	1
3338	EX2000 CARD DC2000 DS200SHVIG1B	USED	1
3339	EX2000 SDCCG1 & FW DS215SDCCG1AZZ01B	NEW	1
3340	EX2000 TC2000 EXP.ANALOG INPUT DS200TCCBG3B	NEW	1
3341	EX2000 DC2000 PWR CONN DS200PCCAG6A	NEW	1
3343	EX2000 25 KHZ GATE DRIVER POWER DS200GDPAG1A	NEW	1
3344	EX2000 POWER SUPPLY CARD DS200EXPSG1A	NEW	1

3345	EX2000 DE-EXCITATION CONTROL DS200EXDEG1A	USED	1
3347	“MARK V” PLC FULL PANEL WITH CASE	NEW	1
3446	GE. ACTUAL TG FUEL INJECTOR PURGE CHECK VALVE.	AR	56
3446	GE. ACTUAL TG FUEL INJECTOR PURGE CHECK VALVE.	NEW	60
3446	GE. ACTUAL TG FUEL INJECTOR PURGE CHECK VALVE.	RE	42
3447	GE. TG LIQUID FUEL TO INJECTOR CHECK VALVE	NEW	32
3447	GE. TG LIQUID FUEL TO INJECTOR CHECK VALVE	NEW	26
3449	ADAPTER FOR LIQUID FUEL TO INJECTOR CONNECTION	NEW	82
3452	ROSEMOUNT PRESSURE TRANSMITTER 3051CG4A22A1AB4E5	NEW	2
3467	COEN - ELECTRODE ASSY, HIGH STABILITY 23” NEL FOR	NEW	6
3477	COEN - NOZZLE BODY IN BURNER ASSEMBLY P/N 1000-408	NEW	1
3482	COEN - SHIELD ASSEMBLY ITEM P04	NEW	1
3483	COEN - PILOT ASSEMBLY, 16” NOM ITEM Q01	NEW	1
3484	COEN - ELECTRODE ASSEMBLY, HI-STABILITY 15.00 NE F	NEW	1
3490	COEN - SIGNAL PROCESSOR, UV-7000 ITEM L20	NEW	3
3493	VALTEK 6’ -021081,831,000; ME; DWGREV: 0; SEAT RI	NEW	1
3494	VALTEK 6’ -026546,831,000; ME; DWGREV: 0; PLUG, MK	NEW	1
3522	COPES VULCAN - 1-1/2” UNBALANCED MODIFIED PARABOLI	NEW	1
3532	COPES VULCAN - 1-1/2” UNBALANCED MODIFIED PARABOLI	NEW	1
3535	COPES VULCAN - 2 1/2” UNBALANCED MODIFIED PARABOLI	NEW	1
3545	COPES VULCAN - 6” UNBALANCED MODIFIED PARABOLIC 42	NEW	1
3555	COPES VULCAN - 1’ - 1 “ UNBALANCED MODIFIED PARABO	NEW	1
3565	“PULSAFEEDER” DOSING PUMP SPARE PARTS KOPKIT	NEW	6
3598	UPS - PCB, ASSY, BAT CHG-RECT.CURNT	NEW	1
3599	UPS - PCB, ASSY, INV S/S CONT 220V 50HZ	NEW	1
3600	UPS - PCB, ASSY, INTLGNT DIS CON	NEW	1
3606	HYDROG. ANALYZ. - ANALYZER CELL ASSEMBLY	NEW	2
3607	HYDROG. ANALYZ. - 2 WAY NC 120 V 60 HZ, SOLENOID V	NEW	1
3608	HYDROG. ANALYZ. - 2 WAY NO 120 V 60 HZ SOLENOID VA	NEW	1
3609	HYDROG. ANALYZ. - 3 WAY 120 V 60 HZ SOLENOID VALVE	NEW	2
3611	HYDROG. ANALYZ. - REPLACEMENT PURIFIER CARTRIDGE	NEW	1
3613	HYDROG. ANALYZ. - ANALYZER PROCESSOR PCB	NEW	1
3635	WORCESTER 1/2” BALL VALVE, T4446TSWV2	NEW	1
3638	WATLOW TEMPERATURE CONTROL DEVICE, MODEL 988	NEW	1
3639	WATLOW THERMOSTAT FOR GAS HEATER, GE	NEW	1
3640	COPES VULCAN SPARE PART VALVE 1 1/2” Nº 96123934	NEW	4
3689	PASSONI VILLA BUSHING-TYPE AISLADOR PASANTE	NEW	1
3690	PASSONI VILLA BUSHING-TYPE AISLADOR PASANTE	NEW	1
3989	“LUCAS” LVDT POSITION TRANSDUCER	USED	3
4044	PLC ALLEN-BRADLEY 1785-L20B (PLC5/20)	NEW	1

4103	TERMOCUPLA DE ESPACIO ENTRE RUEDAS TIPO “K” PN	NEW	2
4104	TC/S FOR TERMOWELLS COMP INLET TEMPERATURE	NEW	9
4120	SIGNAL CONDITIONING INSTRUMENT ACTION INSTRUMENTS, G408	NEW	1
4242	ROSEMOUNT MANOMETRIC PRESSURE TRANSMITTER	USED	1
4254	“LAGO” 132 KV CIRCUIT BREAKER POLE	NEW	1
4365	“PULSAFEEDER” PUMP RETENTION VALVE SEAT	NEW	22
4404	ASHCROFT THERMOMETER, RANGE 0-200°C	NEW	1
4467	HONEYWELL CONDUCTIVITY CELL, CONSTANT K=1	NEW	1
4472	HIGH VOLTAGE BUSHING – HYUNDAI TRANSF	NEW	1
4473	LOW VOLTAGE BUSHING – TRANSF	NEW	1
4474	FULL SET OF JOINTS FOR HYUNDAI TRANSF	NEW	1
4476	HYUNDAI TRANSF COILING TEMPERATURE INDICATOR	NEW	1
4486	MAIN STEAM PRESSURE TRANSMITTER	AR	1
4487	STEAM FLOW DIFF. PRESS. TRANSMITTER	AR	1
4512	COUPLING OF AUXILIARY EQUIPMENT	NEW	1
4513	COUPLING OF ACCESSORIES TO TG	AR	1
4533	FLEXIBLE CONNECTION PIPE, LIQUID FUEL – TG INJECTORS	NEW	17
4533	FLEXIBLE CONNECTION PIPE, LIQUID FUEL – TG INJECTORS	USED	11
4535	FLEXIBLE CONNECTION PIPE, GAS-INYECT.#4, 10 AND 11. TG.	NEW	3
4538	FLEXIBLE CONNECTION PIPE, GAS-INJECT # 7 AND 8. TG.	NEW	2
4539	FLEXIBLE CONNECTION PIPE, GAS-INYECT # 6. TG.	NEW	1
4542	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	NEW	3
4542	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	RE	3
4542	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	USED	1
4543	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	NEW	2
4543	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	RE	2
4544	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	RE	1
4544	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	USED	1
4545	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	NEW	1
4545	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	USED	2
4546	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	NEW	8
4546	FLEXIBLE PIPE FOR STEAM CONTROL - NOX TO TG.COMB CHAMBERS	RE	7

4556	REPAIR KIT FOR WORCESTER BALL VALVE, 8” #300 FSAFE	NEW	1
4557	BALL FOR 8” WORCESTER VALVE	NEW	2
4567	“KAVLICO” POSITION TRANSDUCER, LVDT	NEW	1
4568	“KAVLICO” POSITION TRANSDUCER, LVDT	NEW	2
4579	TERMOCUPLA DESC.COMP/INN BARR/WS-3A	NEW	2
4580	SPRING FOR 8” RELIEF VALVE OF TG COMPRESSOR	NEW	4
4581	REPAIR KIT FOR CYLINDER OF TG COMPRESSOR 8” RELEASE VALVE	NEW	5
4582	ROSEMOUNT DIFF. PRESSURE TRANSMITTER, 3051CD2A22A1A	NEW	1
4583	“SOR” THERMOSTAT, MOD. 203B3-L125-U9-C7A-TTWVX2	NEW	2
4586	CAMFLEX MASONEILAN VALVE, 2”.	USED	2
4587	LIMITORQUE L120-10 REPLACEMENT SEAL NP 21500-130	NEW	4
4590	LIMITORQUE L120-10 GEARED LIMIT SWITCH NP21800-008	NEW	3
4591	LIMITORQUE L120-40 GEARED LIMIT SWITCH NP21800-018	NEW	1
4612	LIMITORQUE L120-85 GEARED LIMIT SWITCH G21800-212	NEW	1
4624	PIETRO FIORENTINI REPLACEMENT KIT FOR REFLUX-819	NEW	2
4666	ARMSTRONG STEAM TRAP, MODEL 411G	NEW	1
4667	ARMSTRONG LIQUID DRAINER, MODEL 11-LD/400LBS	NEW	2
4705	RAD SINGLE MODE FIBER OPTIC MODEM	NEW	2
4734	PIETRO FIORENTINI REGULATOR, MODEL R-14/A	NEW	2
4735	PIETRO FIORENTINI PILOT 204/A	NEW	2
4745	POWER TRANSFORMER. 133MW ELECT TRANSF PIPES	USED	1
4780	ROSEMOUNT DIFF. PRESSURE TRANSMITTER, MOD.1151DP5S5	AR	1
4782	ROSEMOUNT TEMP. TRANSM., 3144D1NAM5 #SERIE 0208974	AR	1
4783	ROSEMOUNT DIFF. PRESSURE TRANSMITTER, MOD. 1151DP5S	AR	1
4791	EXPANSION JOINT, TG-EXHAUST,	NEW	29
4793	BLADE, FIRST TURBINE STAGE	AR	92
4794	BLADE, SECOND TURBINE STAGE	AR	92
4795	BLADE, THIRD TURBINE STAGE	AR	92
4796	FULL NOZZLE, FIRST TURBINE STAGE	AR	1
4797	NOZZLE, SECOND TURBINE STAGE	AR	1
4798	NOZZLE, THIRD TURBINE STAGE	AR	1
4800	SET OF SHROUDS, SECOND TURBINE STAGE	AR	1
4801	SET OF SHROUDS, THIRD TURBINE STAGE	AR	1
4802	MOOG SERVO VALVE SPEED RATIO VALVE MOD.G771K200	NEW	8
4802	MOOG SERVO VALVE SPEED RATIO VALVE MOD.G771K200	RE	4
4802	MOOG SERVO VALVE SPEED RATIO VALVE MOD.G771K200	USED	1
4804	COMPRESSOR DISCHARGE CASE	NEW	1
4806	GE 3-PHASE SWITCH; SPECTRA RMS; SELA36AI0007	NEW	1
4808	GE REPAIR KIT FOR CONTACTOR; DWG: 55-154607G041	NEW	2
4809	GE REPAIR KIT FOR CONTACTOR; DWG: 55-153678G002	NEW	1

4810	GE REPAIR KIT FOR CONTACTOR; DWG: 55-153677G002	NEW	3
4811	GE REPAIR KIT FOR CONTACTOR; DWG: 546A780G051	NEW	2
4812	GE REPAIR KIT FOR CONTACTOR; DWG: 546A301G053	NEW	5
4813	GE 3-PHASE SWITCH; SPECTRA RMS; SELA36AT0030;	NEW	6
4818	GE 3-PHASE SWITCH; SPECTRA RMS; SELA36AT0060	NEW	4
4820	GE 3-PHASE SWITCH; SPECTRA RMS; SELA36AT0100	NEW	4
4821	GE 3-PHASE SWITCH; SPECTRA RMS; SELA36AT0150	NEW	1
4822	GE 3-PHASE SWITCH; SPECTRA RMS; SFLA36AT0250;	NEW	1
4823	GE 3-PHASE SWITCH; SPECTRA RMS; SGLA36AT0400;	NEW	2
4824	GE BIPOLAR SWITCH; MOD.THED136100WL	NEW	1
4825	GE CONTACTOR; IC2800-A501 AF23C	NEW	1
4826	GE CONTACTOR; EX2000	NEW	2
4827	GE TIMER RELAY; IC2820-A100; TYPE: BB3BD	NEW	1
4845	GE CONTACTOR COIL; CAT.55-530249G004	NEW	2
4846	GE CONTACTOR COIL; CAT.55-501463G002	NEW	1
4862	GE CONTACTOR COIL; CAT. 22D57G19A	NEW	2
4970	GE THERMAL RELAY FOR CONTACTOR; DWG: CR324F360F	NEW	1
4973	EX2000 INPUT/OUTPUT CARD 531X307LTBAKG1	NEW	1
4974	EX2000 CONTACTOR PILOT CARD DS200CPCAG1A	NEW	1
4975	EX2000 SIGNAL CONDITIONING INSTRUMENT DS200PTCTG1B	NEW	1
4976	EX2000 RELAY CARD DS200RTBAG2A	NEW	1
4977	EX2000 RELAY CARD DS200RTBAG1A	NEW	1
4978	EX2000 LINE PROTECTION CARD DS200LPPAG1A	NEW	1
4980	EX2000 SILCO-5 CARD (CSG) NP 4006L4114AAG001	NEW	1
4994	PRESOST.“DWYER” 1950P-2-2F - 35 PSI-FAN. CASE	NEW	2
6024	SYNCHRONIZED PUMP GEAR, WARREN TG	NEW	1
6037	BUFFALO PUMP,-IMPELLER ROTOR	NEW	1
6037	BUFFALO PUMP-IMPELLER ROTOR	USED	1
6052	FENWAL FIRE DETECTOR, 725 °F (385°C)	NEW	5
6055	OIL DEFLECTOR INNER SEAL	NEW	4
6070	“CUSTOM” PRESSURE SWITCH, MODEL 646GE5, 330/1000 PSI	NEW	1
6088	FLAME CROSS PIPE, FEMALE, EXTENDER	NEW	8
6089	FLAME CROSS PIPE, MALE, EXTENDER	NEW	13
6089	FLAME CROSS PIPE, MALE, EXTENDER	NEW	4
6090	EXPANSION JOINT, TG EXHAUST 298A8909P003	NEW	30
6091	SPARE PARTS FOR SCREW PUMP, WARREN	NEW	1
6098	12-POINT SCREW, HORIZ. JOINT, TURBINE CASE	NEW	8
6100	STAINLESS STEEL TEE MACHO RED. FOR TG FUEL INJECTOR	NEW	105
6109	GENERATOR BEARING OIL DRAINAGE TEMPERATURE SENSOR	NEW	2
6113	12-POINT SCREW; SIZE: 1-3/4“x8-	NEW	5

6115	12-POINT SCREW; SIZE: 1 1/4“x 4”	NEW	4
6174	FIBER JOINT FOR GENERATOR H2 SEAL	NEW	1
6175	FIBER JOINT FOR GENERATOR H2 SEAL	NEW	1
6182	EXTERNAL OIL DEFLECTOR FOR GENERATOR	NEW	1
6183	EXTERNAL OIL DEFLECTOR FOR GENERATOR	USED	1
6186	RECTANGULAR KLINGERIT JOINT FOR GENERATOR	NEW	3
6214	EX2000 CARD; SLCCG1 & FW DWG DS215SLCCG1AZZ01B	NEW	1
6245	TG GAS CONTROL VALVE, NP 355A8415P006/P009	NEW	1
6245	TG GAS CONTROL VALVE, NP 355A8415P006/P009	RE	1
6247	GAS STOP VALVE, NP 356A3317P006	AR	1
6247	GAS STOP VALVE, NP 356A3317P006	RE	1
6252	EXPANSION JOINT, CAJON ESCAPE TG	NEW	3
6254	EXPANSION JOINT, CAJON ESCAPE TG	NEW	12
6255	TG BOLT SAFETY	NEW	8
6259	“ITT NEODYNE” PRESSURE SWITCH, 100P11C6, 5~75 PSI	NEW	1
6260	“SOR” THERMOSTAT, MOD 207B3-L1X5-U9-C7A-TTWVX	NEW	2
6261	“CUSTOM” DIFF. PRESSURE SWITCH, MOD. 642DEAM 8102	NEW	3
6262	“CUSTOM” DIFF. PRESSURE SWITCH, MOD. 646GZEM1-7011	NEW	6
6263	LOCK OF FLAME CROSS PIPE TG (TEC-EXTENDOR)	NEW	56
6265	COMPLETE FUEL NOZZLE FOR TG	AR	14
6266	“SOR” THERMOSTAT, MOD. 207B3-L125-U9-C7A-TTW	NEW	2
6325	MODEM BOARD FOR QUANTUM Q121, CAT. 425933-001	USED	1
6329	LIQUID FUEL BY PASS MOOG SERVO VALVE	NEW	6
6329	LIQUID FUEL BY PASS MOOG SERVO VALVE	RE	3
6329	LIQUID FUEL BY PASS MOOG SERVO VALVE	USED	2
6353	IGV MILWAUKEE B5351G ACTUATOR CYLINDER	NEW	2
6431	RTU ABB 211 – BASE MODULE 23CM61R1220 CON 23IO96R1	NEW	1
6444	ASCO CONDENSED SOLENOID VALVES	NEW	2
6502	TG HYDRAULIC PUMP, BRONZE ROTOR FOR PISTONS.	NEW	1
6529	BENTLY NEVADA EXTENSION CABLE	NEW	4
6530	BENTLY NEVADA, VIBRATION SENSOR	NEW	4
6534	“ITT NEODYNE” PRESSURE SWITCH, 100P14C6 B	NEW	1
6542	MILWAUKEE BLADE ACTUATOR CYLINDER GUIDE UNIT, AKX5351	NEW	2
6543	MILWAUKEE BLADE ACTUATOR CYLINDER GUIDE UNIT, C5351	NEW	2
6544	ACTUATOR CYLINDER STOP/RATIO GAS VALVE	NEW	3
6545	ACTUATOR CYLINDER STOP/RATIO GAS VALVE C14312	NEW	3
6547	ACTUATOR CYLINDER STOP/RATIO GAS VALVE C14312E	NEW	3
6549	ACTUATOR CYLINDER GAS CONTROL VALVE C12714G	NEW	1
6550	ACTUATOR CYLINDER GAS CONTROL VALVE AKX 12714	NEW	1
6559	SUPPORT FOR TG TRANSITION BULLHORN	NEW	11

6585	PIETRO FIORENTINI REFLUX-819+DB,FI6” KIT	NEW	2
6586	PIETRO FIORENTINI REFLUX819 FI 6” SHUTTER	NEW	2
6588	PIETRO FIORENTINI LINE-OFF 105 KIT	NEW	1
6589	AUXILIARY EQUIPMENT GEARBOX BEARING	NEW	2
6591	AUXILIARY EQUIPMENT GEARBOX BEARING	NEW	2
6592	AUXILIARY EQUIPMENT GEARBOX BEARING	NEW	2
6593	SPARE PARTS FOR TG SSS CLUTCH	NEW	1
6594	COJINETES EJE SALIDA VIRADOR A TG	NEW	1
6594	COJINETES EJE SALIDA VIRADOR A TG	USED	2
6595	“WORCESTER”, 8” #300 BALL VALVE REPAIR KIT	NEW	4
6598	CLARK RELIANCE LEVEL SENSOR, PN V020RK	NEW	3
6604	CONSOLIDATED 2533, DISK (PILOT)	NEW	1
6607	CONSOLIDATED 2533, ROD (PILOT)	NEW	1
6608	CONSOLIDATED 2533, SEAT RETAINER (PILOT)	NEW	1
6609	CONSOLIDATED 2533, DISCO (MAIN VLV)	NEW	1
6610	CONSOLIDATED 2533, SPRING (MAIN VLV)	NEW	1
6611	CONSOLIDATED 2533, SEALED RING (MAIN VLV)	NEW	1
6612	CONSOLIDATED 2533, SEAT RETAINER (MAIN VLV)	NEW	1
6613	CONSOLIDATED 2533, GUIDE UNIT (MAIN VLV)	NEW	1
6616	LEVEL SENSOR FOR YARWAY AQUARIAN 1000, 964584-01	NEW	1
6620	GLOBE VALVE, 1”, FORGED STEEL, SERIES 800, SW.	NEW	5
6633	“GENERAL EASTERN” HEX-2 PLATINUM MIRROR KIT	NEW	2
6716	INCONEL JOINT, TG EXHAUST CASE	NEW	2
6725	REUTER-STOKES RS-FS-9001, 4-20 MA FLAME DETECTOR	NEW	4
6726	TURBINE FLAME DETECTOR ADAPTER MODULE	NEW	1
6727	END OF STROKER ANTI-SURGE VALVE, GE 62105-5	NEW	6
6728	HYDROG. ANALYZ. - DISPLAY KEY PAD HB0011G01	NEW	1
6750	A°C° FINNED TUBE FOR HRSG ECONOMIZER	NEW	1,32
6751	GATE VALVE, 1” SERIES 800, SW,“NEWCO 54”.	NEW	14
6781	SULPHIDE GAS (H2S) DETECTOR AND TRANSMITTER	AR	1
6781	SULPHIDE GAS (H2S) DETECTOR AND TRANSMITTER	NEW	2
6788	ROSEMOUNT PRESSURE TRANSMITTER	NEW	1
6790	END OF STROKE, 33FL, GASOIL STOP VALVE	NEW	1
6791	CABLE FOR SEISMIC VIBRATION SENSOR	NEW	2
6792	CABLE FOR SEISMIC VIBRATION SENSOR	NEW	1
6793	CABLE FOR SEISMIC VIBRATION SENSOR	NEW	1
6794	EXPLOSIVE GAS DETECTOR MONITOR	NEW	1
6795	“SOR” THERMOSTATE, 50 - 70 °F	NEW	2
6795	“SOR” THERMOSTATE, 50 - 70 °F	NEW	2
6796	SOR DIFFERENTIAL PRESSURE SWITCH	NEW	3

6797	SIGHT FLOW INDICATOR;	NEW	1
6799	G.E. 3-WAY SWITCH FOR CC.	NEW	1
6806	GENERAL ELECTRIC CONTACTOR	NEW	1
6807	GENERAL ELECTRIC CONTACTOR	NEW	1
6808	G.E. CONTACTOR, MOD CR306F002LTH	NEW	1
6809	GENERAL ELECTRIC CONTACTOR	NEW	1
6810	DIFFERENTIAL PRESSURE TRANSMITTER	NEW	1
6810	DIFFERENTIAL PRESSURE TRANSMITTER	USED	1
6825	ROSEMOUNT PRESSURE TRANSMITTER	NEW	2
6825	ROSEMOUNT PRESSURE TRANSMITTER	USED	1
6826	ROSEMOUNT PRESSURE TRANSMITTER	NEW	1
6828	“SOR” THERMOSTAT	NEW	4
6829	ROSEMOUNT PRESSURE TRANSMITTER	NEW	1
6830	ROSEMOUNT PRESSURE TRANSMITTER	NEW	1
6836	NOX STEAM FLOW DIFF. PRESS. TRANSMITTER	AR	1
6837	NOX STEAM FLOW DIFF. PRESS. TRANSMITTER	AR	1
6849	UNLOAD 1SV SOLENOID VALVE	NEW	1
6854	POWER SUPPLY RPS-424 THORN	NEW	1
6862	CO2 TANK LEVEL INDICATOR	NEW	1
6863	3/4” RELEASE VALVE FOR CO2 TANK	NEW	1
6865	PRESSURE SWITCH, CO2 TANK ALARM	NEW	1
6866	CO2 DISCHARGE PRESSURE SWITCH	NEW	1
6867	3 WAY SOLENOID VALVE 24 VDC	NEW	1
6893	GASOIL TANK LEVEL TRANSMITTER	AR	1
6905	NICHROME STRIP	NEW	1,25
6916	IGVS DISCHARGE RELAY; VALVE ASSY, HYDR TRIP RELAY	AR	1
6928	“CUSTOM” DIFF. PRESSURE SWITCH , MOD. 642DEAM 8102, INCR.	NEW	1
6937	STM-A-106 Gr B PIPE; DIAMETER 20”, SCH 60	NEW	2,52
6955	KIT AISLADOR DE CÁMARA FKG UNIP INTERRUPTOR ALSTOM	NEW	3
6956	KIT AISLADORES SOPORTES FKG1N; ALSTOM SWITCH	NEW	3
6962	MOLECULAR SIEVE REPLACEMENT KIT; ALSTOM SWITCH	NEW	3
6963	TRANSIT RENEWAL KIT; ALSTOM SWITCH	NEW	3
6965	HYDRAULIC ACCUMULATOR 7L 400-17 0 ALSTOM SWITCH	NEW	1
6966	HYDRAULIC ACCUMULATOR ASSEMBLY KIT ALSTOM SWITCH	NEW	1
7002	TOOL FOR TG GASOIL CHECK VALVE	NEW	10
7004	TG GASOIL PURGE CHECK VALVE REPAIR KIT	NEW	5
7005	TOOL FOR TG GASOIL PURGE CHECK VALVE	NEW	11
7028	SEISMIC VIBRATION SENSOR CABLE, GENERATOR #2	NEW	2
7030	DIFFERENTIAL PROTECTION FOR 132 kV CABLE	RE	3
7037	SAMPLING PANEL PRESSURE CONTROL VALVE	NEW	1

7064	Rear roller bearing for hing. dress HOC2 pump 3x1.5x13	NEW	1
7069	RETÉN L. IMPULS. BBA ING. DRESSER HOC2 3 x 1 1⁄2 x 13	NEW	1
7070	Mechanical seal, Bba Ing. Dress. HOC2 3x1.5x13	NEW	2
7071	Separator, Bba Ing. Dress. HOC2 3x1.5x13	NEW	2
7077	GASOIL MICRO MOTION FLOW SENSOR	RE	1
7078	MICROMOTION FLOW TRANSMITTER	AR	1
7085	NEWCO GLOBE VALVE, 1-1/2” 28S-FS2-WB	NEW	3
7103	GATE VALVE, DIAMETER 1”; SW, ANSI #1500	NEW	5
7110	GASOIL PRESSURE CONTROL VALVE, OCV 127-3	NEW	1
7111	ELECTRIC CLUTCH FOR THE TG FUEL PUMP	AR	1
7111	ELECTRIC CLUTCH FOR THE TG FUEL PUMP	NEW	1
7119	EX2000 POWER SUPPLY LINE FOR BRIDGE	NEW	1
7120	EX2000 THYRISTOR ARM FOR RECT. BRIDGE	NEW	1
7121	EX2000 RESISTORS FOR GROUNDING DETECTOR; GND	NEW	1
7122	EX2000 FIELD CURRENT CONTACTOR (MDA/MDB);	NEW	1
7123	EX2000 RECTIFIER BRIDGE FUSE; 900A 1650VA	NEW	6
7125	EX2000 BRIDGE POWER SUPPLY SAFETY GUARD DS2020LPPA340A	NEW	1
7126	EX2000 SINGLE FLASHING CONTACTOR DS303A3A01GXA003XF	NEW	1
7127	EX2000 DUAL FLASHING CONTACTOR DS303A3C01GXA003XN	NEW	1
7128	EX2000 FIELD FLASHING DIODES; PDDP1002P20Q16	NEW	1
7132	EX2000 SHAFT VOLTAGE SUPPRESSOR 173C9117G2	NEW	1
7155	STRAIGHT SPLICE CONNECTOR FOR CABLES 1x500 MM2 - 132KV	NEW	6
7156	EXTERNAL TERMINAL END FOR CABLES 1x500 MM2 - 132KV	NEW	1
7191	STAINLESS STEEL SHEET, AISI 310, HRSG INSULATION COATING	NEW	1
7193	GENERAL EASTERN DEW POINT MEASURING DEVICE	AR	1
7194	FILTER FOR DEW POINT MEASURING DEVICE SENSOR	NEW	4
7200	PRESSURE SWITCH MODEL 646GE11, 20/150 PSI MANIFOLD H2	NEW	2
7210	MICROMOTION GASOIL FLOW METER	AR	1
7211	MICROMOTION GASOIL FLOW TRANSMITTER	RE	1
7228	ASCO 3 WAY SOLENOID VALVE 120VCC	NEW	2
7231	END OF STROKE GAS MODULE PURGE VALVES	NEW	6
7236	DIFFERENTIAL PRESSURE INDICATOR 0-40 PSI	NEW	1
7239	8” BUTTERFLY VALVE FOR TG COOLING WATER MODULE	NEW	2
7245	3” TRANSF. VALVE FOR TG GASOIL FILTERS	RE	1
7249	NEOPRENE 21.65” EXPANSION JOINT, ABB BUS DUCT	NEW	6
7250	NEOPRENE 28.74” EXPANSION JOINT, ABB BUS DUCT	NEW	3
7253	HRSG ECONOMIZER DRAINS EXPANSION JOINT	NEW	17
7254	A°I° FINNED TUBE FOR HRSG ECONOMIZER	NEW	8
7256	SWAGELOK HIGH TEMPERATURE VALVE, T 1/2”	NEW	1
7274	FILTERING COMPONENT FOR COALESCENT FILTER	NEW	4

7276	“HANNA” OPR MEASURING ELECTRODE, MOD.HI2001	NEW	1
7299	PRIMARY SPARE PARTS KIT FOR TG TURNING GEAR REDUCER	NEW	1
7300	TG START SYSTEM CLUTCH SPARE PARTS KIT	NEW	1
7301	TG START CLUTCH HOLDER	NEW	2
7303	ROLLER BEARINGS KIT FOR TG TORQUE CONVERTER	NEW	1
7305	SOLENOID VALVE FOR TG TORQUE CONVERTER	NEW	1
7307	SECONDARY SPARE PARTS KIT FOR TG TURNING GEAR REDUCER	NEW	1
7308	BOLTS AND NUTS FOR TG TORQUE CONVERTER OUTPUT COUPLING	NEW	1
7327	EX20000 MOTHERBOARD EXCITER DS200LDCCH1A	NEW	1
7343	DECLUTCH ASSEMBLY FOR LIMITORQUE MX20-1A	NEW	1
7344	CONTACTOR ASSEMBLY 9A FOR LIMITORQUE MX20-1A	NEW	1
7345	SEAL KIT FOR LIMITORQUE MX20-1A.	NEW	1
7346	POWER BOARD 6 AMP. FOR LIMITORQUE MX20-1A .	NEW	1
7347	ENCODER. FOR LIMITORQUE MX20-1A ;	NEW	1
7348	BEARING NEEDLE THRUST BASE FOR LIMITORQUE MX20-1A	NEW	2
7363	QUILL VIBRATION DETECTOR	NEW	2
7365	CAP FAB. VIBRATION DETECT PROTECTION CASE	NEW	1
7365	CAP FAB. VIBRATION DETECT PROTECTION CASE	NEW	1
7366	GLAND, PACKING TUBE BEARING # 1 FOR TG	NEW	1
7367	VIBRATION DETECTOR ASM	NEW	1
7372	OIL STAMP DIFFERENTIAL GAUGE ( MANOMETER)	NEW	1
7373	BENTLY NEVADA VIB PROBE ASM 3300 SERIES	NEW	1
7374	VIBRATION CABLE, 5FT	NEW	1
7376	TEMP DETECT RTD AIR INLET TO TG COMPRESSOR	NEW	6
7377	FIRE DETECTOR 600°F	NEW	7
7377	FIRE DETECTOR 600°F	NEW	7
7378	PROXIMITOR SENSOR 3300 SERIES	NEW	4
7388	AUXILIARY GEARBOX BEARING	NEW	2
7389	AUXILIARY GEARBOX BEARING	NEW	2
7391	VALVE PLUG FOR CV500 6” CL300 FISHER VALVE	NEW	1
7392	SEAT RING RESTRICTED PORT FOR CV FISHER VALVE	NEW	1
7393	FACE SEAL FOR CV500 6” CL300 FISHER VALVE	NEW	6
7396	BEARING SEAL FOR CV500 6” FISHER VALVE	NEW	8
7408	BENTLY NEVADA, PROXIMITOR PART N° 330100-50-00	NEW	2
7421	AMORTISSEUR	NEW	4
7428	GLASS TAPE TYING	NEW	45
7437	BEARING #2 TG; LINER, JOURNAL BEARING 2	RE	2
7441	STUD, BODY BOUND	NEW	2
7449	SUPPORT FOR TG TRANSITION BULLHORN	NEW	40
7450	TAPER GAGE	NEW	1

7451	OIL DEFLECTOR BEARING 2; BRG DEFL#2	NEW	8,5
7454	BEARING #1 TG; LINER, JOURNAL BEARING 1	NEW	1
7454	BEARING #1 TG; LINER, JOURNAL BEARING 1	RE	1
7455	FIRST STAGE NOZZLE SUPPORT; NOZZSPTRNG	NEW	2
7456	CONE, ASSY-FUEL NOZZLE	NEW	8
7464	PIN ECCENT	NEW	3
7471	PIN, LOCATION	NEW	8
7472	PIN LOCATE	NEW	12
7484	SEAL	NEW	6
7495	GASKET	NEW	1
7496	GASKET	NEW	4
7497	GLAND	NEW	3
7506	CUÑA DE RETENCIÓN ÁLABES FIJOS CCZA COMPRESOR KEY	NEW	8
7508	CLAMP	NEW	27
7509	SEGMENT SPACER	NEW	21
7519	PACKING, PREFORMED	NEW	3
7521	SHROUDS SET, 9001 3RD STG SIN HONEY COMB	NEW	1
7522	GASKET	NEW	2
7525	ANTI ROTATION PIN	NEW	3
7529	PIN SEAL	NEW	3
7534	EXT PRESSURIZED E SEAL	NEW	2
7539	STAT WDG CONV-9H2/314	NEW	1
7574	TWELVE POINT NUT 1” 3/4” X 8 THREADS	NEW	43
7602	TIE BLOCK	NEW	4
7604	CHARGE COUPLING SPIGOT. STDU 2-3 / 4 (12) x 10.55	NEW	32
7605	CHARGE COUPLING NUT; NUT 2-3/4	NEW	64
7608	PIN SEAL	NEW	6
7609	SEALING RING	NEW	1
7611	PLUG BORES	NEW	7
7612	OIL DEFL. ASSY (MIDDLE)	NEW	4
7618	BEARING #3 TG; LINER ASSY BEARING 3	NEW	1
7618	BEARING #3 TG; LINER ASSY BEARING 3	RE	1
7619	TG THRUST BEARING, ACTIVE SIDE	NEW	1
7619	TG THRUST BEARING, ACTIVE SIDE	RE	1
7620	TG THRUST BEARING, INACTIVE SIDE	NEW	1
7620	TG THRUST BEARING, INACTIVE SIDE	RE	1
7621	BEARING #1 GENERATOR, TURBINE SIDE	RE	1
7622	BEARING #2 GENERATOR, COLLECTOR SIDE	NEW	1
7625	BRG SEAL #1	NEW	4
7632	FLOW METER FOR GE SEALING OIL	NEW	1

7633	SOLENOID VLV FOR H DISCHARGE	NEW	1
7634	SOLENOID VALVE FOR INLET OF CO2 TO GENERATOR	NEW	1
7637	SIGHT FLOW FORE LUBE OIL	NEW	2
7638	DIF PRES REG VALVE	NEW	1
7646	SHIM. THRUST BEARING	NEW	1
7647	SHIM.THRUST BEARING MS9	NEW	1
7658	HYDRAULIC CYLINDER FOR TG GASOIL CONTROL BYPASS VALVE	NEW	1
7662	TG CHARGE COUPLING FAN MOTOR	RE	1
7684	12-POINT SCREW, 1-3/4” X 8H X 11-1/2”	NEW	6
7685	MPIM MULTI-PURPOSE IMPUT MODULE, “THORN AUTOM	NEW	2
7687	FIRE CONTROL MODULE, “THORN AUTOMATED SYSTEM	NEW	1
7688	ODM OPERATOR DISPLAY MODULE, “THORN AUTOMATE	NEW	1
7691	VALTEK 6” - 046552,150,000; ME; CAGE	NEW	1
7696	TG COOLING WATER FAN MOTOR	RE	1
7770	GATE VALVE 1-1/2” FGLD “NEWCO” FIGURE 16F-FS2	NEW	5
7771	SOLENOID VALVE FOR TG AIR DRYER Y1342BA08-T	NEW	2
7772	SOLENOID VALVE FOR TG AIR DRYER TG Y1342BA08INA-T	NEW	2
7776	ABAC 3-VALVE INTEGRATED MANIFOLD, MOD.M4RIG	NEW	1
7780	STEAM/BELTEYE FOR DEWRANCE-DRESSER VALVE	NEW	1
7781	GLAND FOR DEWRANCE-DRESSER VALVE	NEW	1
7782	JACKING SCREW FOR DEWRANCE-DRESSER VALVE	NEW	4
7783	MALE DISK FOR DEWRANCE-DRESSER VALVE	NEW	1
7784	FEMALE DISK FOR VALVE DEWRANCE-DRESSER	NEW	1
7786	NECK BRUSH FOR DEWRANCE-DRESSER VALVE	NEW	1
7790	TG AUXILIARY LUBRICATION PUMP IMPELLER	NEW	1
7791	TG AUXILIARY LUBRICATION PUMP BOTTOM WEAR RING	NEW	1
7792	TG AUXILIARY LUBRICATION PUMP TOP WEAR RING	NEW	1
7793	TG AUXILIARY LUBRICATION PUMP BUSHING	NEW	1
7797	CCI VALVE, CONTROL VALVE SPARE PARTS KIT	NEW	5
7805	CONCENTRIC REDUCER D=10” - D=6”	NEW	1
7812	PIN SEAL	NEW	7
7819	BULLHORN WEAR COVER	NEW	28
7823	LAURENCE SOLENOID VALVE, MOD D-125-HS-10-P	NEW	1
7824	SPEEDTRONIC – DTBC TERMINAL BOARD	NEW	1
7825	EX2000 - JUMPERS KIT	NEW	1
7827	SUPPORT WITH ROLLER BEARINGS FOR TG FAN SHAFT	NEW	2
7832	LAURENCE VALVE REPLACEMENT KIT	NEW	2
7833	LAURENCE VALVE REPLACEMENT KIT	NEW	2
7834	LAURENCE VALVE REPLACEMENT KIT	NEW	1
7835	PARKER PRECISION NEEDLE VALVE	NEW	1

7837	TAP 1” NPT (GAS);	NEW	1
7839	WNRF FLANGE, A-105, ANSI B16.5, DIAMETER 10”	NEW	2
7848	HYDROGEN PRESSURE REGULATOR; 3000-50 PSI	NEW	1
7858	EX2000 CONNECTION CABLE; 2PL CABLE W/ARCNET	NEW	2
7860	EX2000 CONNECTION CABLE; EXCITER PS CBL (	NEW	1
7863	EX2000 CONNECTION CABLE; JKK CABLE EX2000J/L	NEW	1
7864	EX2000 CONNECTION CABLE; DE-EX CABLE; GE DWG	NEW	2
7865	EX2000 CONNECTION CABLE; RPL CABLE; GE DWG#	NEW	2
7866	EX2000 CONNECTION CABLE; ARC-PL CABLE ‘D’; G	NEW	1
7867	EX2000 CONNECTION CABLE; 8PL CABLE W/NTBA; G	NEW	1
7868	EX2000 CONNECTION CABLE; 5PL CABLE “DC_GX”;	NEW	1
7869	EX2000 CONNECTION CABLE; 6PL CABLE “DC_DX”;	NEW	1
7870	EX2000 CONNECTION CABLE; 4PL CABLE ASSEMBLY;	NEW	1
7871	EX2000 CONNECTION CABLE; 1PL CABLE; GE DWG#	NEW	1
7874	SWAGELOK JOINT, GASOIL PIPE HOSE, CH VALVES	NEW	12
7875	ISOPUR PURIFIER PRE-FILTER	NEW	12
7876	ISOPUR PURIFIER FILTER	NEW	12
7988	SEALING COMPOUND; GE DWG# 164A7383P0009	NEW	25
8015	VANE, STATOR STG 11 403CB	NEW	1
8016	VANE, STATOR STG 15 403CB	NEW	1
8017	VANE, STATOR STG 9 403CB	NEW	1
8028	EPOXY PAINT FOR GENERATOR WINDING COILS	NEW	2
8030	COMPOUND, EPOXY THIXOTROP	NEW	9
8031	FLEX THERMOSET COMPOUND	NEW	1

ANNEX II

STAFF

In compliance with the provisions of the Confidentiality Agreement, Central Puerto has disclosed the information described below to YPF EE, comprising all the information about the transferred Staff.

Autonomous City of Buenos Aires, October 23, 2017

On the date hereof, Central Puerto S.A., represented for the purposes hereof by Javier Alejandro Torre, Human Resources Manager and María Florencia Bruno, Head of Remunerations, delivers the following documentation regarding the staff assigned to Central La Plata Cogeneración owned by Central Puerto S.A. (CPSA) to Exequiel Gonzalez, Human Resources Manager of the Gas and Energy Division of YPF S.A.

The above mentioned documentation is strictly CONFIDENTIAL and covered by the Confidentiality Agreement executed between Central Puerto S.A. and YPF Energía Eléctrica S.A. on October 18 of this year.

Documents delivered:

1. Full payroll, including monthly salaries and other components of the regular and habitual remuneration of all the employees assigned to Central La Plata Cogeneración.

2. Description of non-monthly payments received by each employee in compliance with the applicable Collective Bargaining Agreement, custom and usage, or the policies of Central Puerto S.A.

3. Collective Bargaining Agreements entered into with Luz y Fuerza and Asociación Personal Superior de Empresas de Energía (APSEE) applicable to the staff assigned to Central La Plata Cogeneración, including:

•	Subsequent letters of agreement

•	Collective agreements in force

•	Performance Assessment Form

•	Notice of Meeting for the appointment of Luz y Fuerza Union Representatives to be held on 10/20/2017 in the offices of the Under-Secretariat in La Plata

/S/ Javier Torre
Human Resources Manager

/S/ María Florencia Bruno
Head of Remunerations

Received by:

Full name: Ezequiel Gonzalez

Title: HR Manager

Company: YPF SA

Date: 10/23/2017

/S/ Ezequiel Gonzalez

ANNEX III

List of Contracts proposed to be Transferred.

a)	Maintenance Contract entered into with General Electric International Inc. (GE). Addendum and Extension of Term of the Offer to execute and Agreement for the Supply of Parts and Maintenance Services dated April 30, 1997 made by GE to La Plata Cogeneración S.A. executed on September 20, 2010.

b)	Natural gas distribution contract entered into on March 18, 1996 between CAMUZZI GAS PAMPEANA S.A. and Empresa de Energía y Vapor S.A. – CMS Ensenada S.A. (U.T.E.).

c)	Gas Transportation Contract entered into with Transportadora de Gas del Sur S.A. (TGS) pursuant to an Offer Letter sent to TGS executed by CMS Ensenada dated July 21, 1997.

ANNEX IV

PROPOSED PRICE

DESCRIPTION	PRICE
Facilities	142,965
Machinery and equipment	30,081,091
Furniture, utensils and installations	93,758
Computers	158,030
Materials and spare parts (consumables)	475,395
Materials and spare parts (capital goods)	526,413
Motor vehicles	10,095
Tools	12,253

31,500,000.00

ANNEX V

FORM OF OFFER TO EXECUTE THE CERTIFICATE OF TERMINATION OF THE LPC CONTRACT

Buenos Aires,                      [*], 201

To

YPF S.A.

515 Macacha Güemes St.

Autonomous City of Buenos Aires

Re.: Offer Letter No. [    ]/2017

Central Puerto S.A., a company organized under the laws of the Republic of Argentina, with main office at 2701 Tomas Edison Ave., Autonomous City of Buenos Aires (hereinafter, “Central Puerto” or “Seller”), hereby issues this irrevocable offer to YPF S.A., a company organized under the laws of the Republic of Argentina, with main office at 515 Macacha Güemes St., Autonomous City of Buenos Aires (“YPF S.A.” and, collectively with Central Puerto, the “Parties”), for the execution of a certificate of termination of the contract for the supply of electric power and steam (the “Offer”), in accordance with the following terms and conditions:

WHEREAS:

a)	On August 16, 1995, Y.P.F. S.A. and Empresa de Energía y Vapor S.A. – CMS Ensenada S.A. (U.T.E.), later called La Plata Cogeneración S.A. and currently called Central Puerto, executed a Contract for the Supply of Electric Power and Steam, initially effective up to October 31, 2017 (hereinafter the “LPC Contract”), from Central Puerto’s plant “Central La Plata Cogeneración” (hereinafter “Central LPC”), located on a fraction of land in the premises of Y.P.F. S.A.’s Refinery “Refinería La Plata”, assigned as a gratuitous tenancy by Y.P.F. S.A. to Central Puerto.

b)	The Parties extended the effective term of the LPC Contract up to March 31, 2018.

c)	As agreed between the Parties and YPF EE under the Master Agreement dated August 9, 2017, Central Puerto sent to YPF EE an “Offer to Execute an Agreement for the Transfer of the Steam and Electric Power Cogeneration Plant”, which was accepted by YPF EE on the same date, with the consent of YPF S.A. (hereinafter the “Transfer Agreement”).

d)	Section 5 of the Transfer Agreement provides for the execution of an offer to execute a “Certificate of Termination of the LPC Contract”, substantially in the form of Annex V of said agreement.

e)	It is established that the above mentioned offer to execute “Certificate of Termination of the LPC Contract” should be executed two business days after full satisfaction of all the conditions for the Closing described in Section 4 of the Transfer Agreement;

f)	Considering that all the conditions for the Closing described in Section 4 of the Transfer Agreement have been satisfied, Central Puerto hereby issues this offer to execute a “Certificate of Termination of the LPC Contract” (hereinafter the “Certificate”) in accordance with the following terms and conditions:

ONE:

1.1. Considering that all the conditions for the Closing described in Section 4 of the Transfer Agreement have been satisfied, YPF S.A. and Central Puerto state for the record that the LPC Contract is hereby terminated by mutual agreement, effective as of the date hereof.

1.2. YPF S.A. expressly and irrevocably represents that it has no claim whatsoever against Central Puerto with respect to the contractual relationship arising from the LPC Contract, and that it has no claim whatsoever against Central Puerto with respect to any payments, debts, environmental liabilities, works, improvements, changes, repairs and/or modifications relating to the LPC Contract; consequently, as agreed, the LPC Contract is hereby terminated with no indemnification, compensation or reimbursement required from Central Puerto to YPF S.A.

With respect to environmental liabilities, the Parties agree that Central Puerto shall be liable for any third party claim arising from gas emissions into the atmosphere originating in Central LPC during the effective term of the LPC Contract.

1.3. Central Puerto expressly and irrevocably represents that – other than the indemnity obligation referred to in Section Two below—it has no claim whatsoever against YPF S.A. with respect to the contractual relationship arising from the LPC Contract, and that it has no claim whatsoever against YPF S.A. with respect to any payments, debts, environmental liabilities, works, improvements, changes, repairs and/or modifications relating to the LPC Contract; consequently, as agreed, the LPC Contract is hereby terminated with no indemnification, compensation or reimbursement required from YPF S.A. to Central Puerto.

TWO:

Pursuant to the foregoing, the Parties hereby establish that:

(i)	Central Puerto hereby returns to YPF S.A. the premises assigned as a gratuitous tenancy under the LPC Contract (the “Premises”) and YPF S.A. accepts and receives the same and represents that it has no claim whatsoever against Central Puerto in connection with the Premises.

(ii)	As a consequence, the gratuitous tenancy agreement between YPF S.A. and Central Puerto is hereby terminated.

(iii)	All the securities granted by Central Puerto to YPF S.A. as provided for in the LPC Contract are hereby terminated.

(iv)	YPF S.A. agrees to hold CPSA harmless from any and all claims arising from environmental liabilities and obligations relating to the soil and/or subsoil of the Premises.

THREE:

YPF S.A. shall abstain from filing any action or exercising any remedy it may have against Central Puerto with respect to the maintenance tasks carried out during fiscal year 2015/2016 and any eventual fine under the Delivery or Pay clause of the LPC Contract.

FOUR:

The Parties state for the record that the following documents are attached hereto: a) a report executed by YPF S.A. containing a description of the costs of the gas supplied by YPF S.A. but not yet invoiced up to the Closing Date under the LPC Contract, and b) a report containing a description of the electric power and steam dispatched but not yet invoiced by Central Puerto up to the Closing Date.

This Offer shall be effective for a term of three (3) business days (beginning on the date of receipt hereof) and shall be considered accepted by YPF S.A. upon delivery by YPF S.A. to Central Puerto of an acceptance letter within the above mentioned term. No other event or act shall be required to consider this Offer accepted.

Sincerely,

xxx	xxx
Attorneys
CENTRAL PUERTO S.A.

ANNEX VI

INSURANCE POLICIES

ANNEX VII

PERMITS

List of all Permits in force. (section 6.3.1).

•	Environmental Certificate – Provincial Sustainable Development Agency [Organismo Provincial para el Desarrollo Sostenible or OPDS] of Buenos Aires.

Issued to La Plata Cogeneración. The change of Company Name was recently approved by the OPDS, applications have been filed to change the name of the company in the certificates. With respect to the Secretariat, an application has been filed but no answer has been received yet.

ENVIRONMENTAL CERTIFICATE [Certificado de Aptitud Ambiental or CAA]

La Plata, August 19, 2016

ENVIRONMENTAL CERTIFICATE issued pursuant to the provisions of Law No. 11,459 as regulated by Decree No. 1,741/96 and in accordance with Resolution No. 2529 of the Executive Board of the Provincial Sustainable Development Agency to LA PLATA COGENERACIÓN S.A. with respect to its industrial facilities classified in the 3rd Category, located at 777 Baradero St., Ensenada, Municipality of Ensenada, engaged in the activities of thermoelectric power plants.

This Certificate is only valid if accompanied with the Resolution granting the same.

Registration No. 5479

File No. 4033-19325/94

Expiration date: August 19, 2018

/S/ RICARDO EDUARDO PAGOLA – Executive Director—Provincial Sustainable Development Agency

PROVINCE OF BUENOS AIRES

•	Registration with respect to air emissions – OPDS

An application has been filed to change the company name from LPC SA to Central Puerto SA

•	Registration with respect to Special Waste – OPDS

Provincial Sustainable Development Agency

ORIGINAL

Payment 462627

Issue Date 03/10/2017

Law No. 11,720

F 806/A

Special Waste

Decree No. 806/97

OPDS Reception Desk Bar Code No. 219179

Name: LA PLATA COGENERACIÓN S.A.

Domicile: 777 BARADERO St., Floor __ Apartment __

City ENSENADA

Phone No. 0221 – 4334200

Tax PIN [CUIT] 30-67733248/0

Code	Description	Series	From	To	Amount	Unit Price	Subtotal
—	Final Payment				1	6,768.1500	6,768.1500
Amount received as follows:						TOTAL	6,768.15

an amount of four pesos an amount of six thousand seven hundred and sixty four Pesos with fifteen cents paid by check No. 0903018022, Bank TRANF

For the following periods:

Stamp: Provincial Sustainable Development Agency – TREASURY – PAID

Treasury, La Plata 03/10/2017

[signature] OPDS Authorized Signatory

Payment details received and accepted [signature] Authorized Signatory

OPDS

Provincial Sustainable Development Agency

[Bar code 0000219179]

Account No. 50955/2

Payment

Issue Date 02/24/2017

FILING No. 385669 – RENEWAL OF REGISTRATION AS SPECIAL INDUSTRIAL WASTE PRODUCER – WASTE PRODUCTION PERIOD – 2016 RATE: 2017

Name: LA PLATA COGENERACIÓN S.A.

Domicile: 777 BARADERO St.

City ENSENADA

Tax PIN [CUIT] 30-67733248/0

Code	Description	Amount	Unit Price		Subtotal
—	Final Payment	1	Ar$	6,768.15	Ar$	6,768.15
TOTAL					Ar$	6,768.15

/s/ CAPATO NORA

/s/ Eng. GUSTAVO A. AGŰERO – Attorney

For the Bank

OPDS

Provincial Sustainable Development Agency

Name: LA PLATA COGENERACIÓN S.A.

Tax PIN [CUIT] 30-67733248/0

Domicile: 777 BARADERO St.

Due Date: 03/27/2017

Amount: Ar$ 6,768.15

Account No. 50955/2

[Bar code 4481100002191793067733248008517000067815000000001]

OPDS

Provincial Sustainable Development Agency

[Bar code 9956385669]

APPLICATION

Renewal of Special Permit Certificate

LAW No. 11,720 Decree No. 806/97

ANNEX I

To the Secretary

In my capacity as ATTORNEY for LA PLATA COGENERACIÓN S.A., LA PLATA COGENERACIÓN Power Plant, with main office at 777 BARADERO St., ENSENADA, Municipality of ENSENADA, I hereby request the renewal of the Special Permit Certificate for period 2016.

In such regard, please find attached the “Single Renewal Form – Summary of Operations”, a copy of the “Special Waste Operations Record” and a copy of the contingencies and monitoring record.

The fixed rate plus a variable rate are calculated as follows:

TAG 11720 = (T0 x NCA) + ([(Ln SCGFP)5 x UR x AT]

(70 x 3) + [ (Ln26357 )5 x 1 x 0.05] = 6768,15

With respect to the Sworn Statement for the Preceding Period, the changes made are described in the documents attached hereto. No other modification has been made with respect to the sworn statement filed last year.

Consequently, [crossed out information] AGÜERO GUSTAVO, ID No. 10,066,608, in my capacity of ATTORNEY for LA PLATA COGENERACIÓN S.A. and CAPATO NORA SANDRA, in her capacity as technical officer of the company, hereby represent under oath that the information contained herein is correct and that the same is disclosed in the form of a Sworn Statement.

February 24, 2017

/S/ CAPATO NORA

Signature of Technical Officer – OPDS Reg. No. 2448

/S/ Eng. GUSTAVO A. AGÜERO – Attorney

Signature

•	Registration with respect to ordinary Industrial Waste – OPDS

N/A. Received by the refinery

•	Registration with respect to Containers subject to Pressure – OPDS

La Plata, March 30, 2017

PROVINCIAL SUSTAINABLE DEVELOPMENT AGENCY

Area: Devices Subject to Pressure

Re.: File No. 2145-3714/2005

Dear Sirs,

Please find attached the technical documents required with respect to the Annual Regular Inspection of seventeen (17) no-fire Devices Subject to Pressure owned by LA PLATA COGENERACIÓN S.A. with main office at 777 Baradero St., Ensenada, Municipality of Ensenada, in accordance with the provisions of Resolution No. 231/96, as amended by Resolution No. 1126/07, Decree No. 1,741/96, Law No. 11,459.

The Company By-Laws and the Power of Attorney granted to the person executing the Sworn Statement were filed with the Provincial Sustainable Development Agency on April 23, 2008 under the file referred to above.

The attached documents include:

✓	Approval to Engineering Agreement No. 103249

✓	Inspection Reports

✓	Verification Certificates and Permits No. 4731/1, 4732/1, 4733/1, 4734/1, 4735/1, 4736/1, 4737/1, 4738/1, 4739/1, 4740/1, 4741/1, 4742/1, 4743/1, 4744/1, 4745/1, 4746/1 and 4747/1.

✓	Copy of inspection schedule

✓	Copy of receipt of payment of fee in accordance with Provision No. 4/99

✓	Copy of receipt of payment of Inspection Certificates

✓	Devices Subject to Pressure – Form “F”

✓	Payment of stamp tax for Ar$ 39.

Sincerely,

/S/ MARIO ADOLFO BERTINO – Mechanical Engineer – Labor Engineer – Registered with the Association of Engineers – Law No. 10416 No. 43729

[illegible stamp] March 30, 2017

Provincial Sustainable Development Agency

ORIGINAL

Payment 466917

Issue Date 03/30/2017

Fee

Expenses on Account of Third Parties

Gobernación I.P.M.A—Provincial Department of Environmental Sanitation and Control [Dirección Provincial de Saneamiento y Control del Medio]

Decree No. 4677/97

OPDS Reception Desk Bar Code No. 220991

Name: LA PLATA COGENERACIÓN S.A.

Domicile: 777 BARADERO St., Floor      Apartment

City ENSENADA

Phone No. 0221 – 4334200

Tax PIN [CUIT] 30-67733248/0

Code	Description	Series	From	To	Amount	Unit Price	Subtotal
Sec. 7	Administrative expenses (Section 7)				1	10.0000	10.0000
1.9.1	Ren. Tank from 1 to 500				8	117.0000	936.0000
1.9.2	Ren. Tank from 500 to 1000000				45952	0.3200	15,024.6400

Amount received as follows:						TOTAL	15,970.64

an amount of eight pesos an amount of fifteen thousand nine hundred and sixty two Pesos with 64 cents paid by check No. 073703966V0M, Bank TRANSF-CITI
For the following periods:

Stamp: Provincial Sustainable Development Agency – TREASURY – PAID

Treasury, LA Plata 03/30/2017

[signature] OPDS Authorized Signatory

Payment details received and accepted [signature] Authorized Signatory

•	Bi-annual environmental Plan with semiannual Sworn Statements (Environmental WEB) – ENRE

2017/2018 BI-ANNUAL ENVIRONMENTAL PLAN	Central Puerto	R-PG020-01-C
LA PLATA POWER PLANT		November 2016

ACTIVITIES
		Cumulative semiannual		Cumulative semiannual		2017				2018
Item	NAME	progress (%)		progress (%)		QUARTER				QUARTER				COMMENTS
		1/17	2/17	1/18	2/18	1	2	3	4	1	2	3	4
INTERNAL AND EXTERNAL AUDIT IMS CERTIFICATION
1	Management system													Integrated Management System
	ISO 14001:2004 (EMS) Recertification / Maintenance Audit													EMS Audit
	ISO 9001:2008 (QMS) Recertification / Maintenance Audit													QMS Audit
	ISO 9001:2008 (SGCY 14001:2004 (IMS) Maintenance Internal Audit													IMS Audit
SOLID WASTE MANAGEMENT PROGRAM
2	Hydrocarbon Waste Management													Waste disposal
	Transportation and treatment of contaminated solid and liquid waste													Treatment and final disposal
3	Management of office waste													Waste disposal
	Toner, cartridges, etc													Landfill disposal
4	Lighting and waste batteries management													Waste disposal
	Lamps, tubes, batteries													Landfill disposal
5	Donations													Waste disposal
	Paper, soda cans, PET, etc.													Donations to Primary Schools
GAS EMISSIONS PROGRAM
6	Air emissions													Reducing risks to people and the environment
	Control of stack emissions													Control of stack emissions
	Physical-chemical analysis of fuel used													Liquid fuel
	Steam for NOx control													Operational control
LIQUID EFFLUENTS PROGRAM
7	Control of Phreatic Level Water													Control of phreatic layer
	Physical-chemical analysis of samples													Sampling and analysis
8	Control of Effluents sent to refinery													Control of effluents
	Control of effluents sent to Refinery													Analysis of discharges to Refinery
MONITORING PROGRAM
9	Devices Subject to Pressure													Reducing risk to people and the environment
	Inspections and measurement													Walkthrough inspections and thickness
10	Grounding													Reducing risk to people and the environment
	Measurement													[illegible] measurement
ENVIRONMENTAL EMERGENCY PREVENTION PROGRAM
11	Emergency Drill Program													Minimizing potential risks
	Fire drill													Fire
	Evacuation drill													Evacuation
	Spill drill													Contingencies
	Safety, Security, Hygiene and Environmental Committee Meeting													Continuous improvement

LICENSES AND PERMITS MANAGEMENT
12	Licenses, permits, fees	Regulatory compliance
	Fuel Tanks Safety Audit (SE Res. 404/94) and Registration of Stations (SE Res. 1102/04)	Annual
	Filing of Sworn Statement on Special Waste with OPDS	Annual
	Filing of audit reports on Devices Subject to Pressure with OPDS	Annual
	Filing of semiannual progress report with ENRE	Semiannual
	Renewal of workers’ Compensation Insurance	Annual
ENVIRONMENTAL ACCIDENT PREVENTION MANAGEMENT
13	Fuel tanks. Protection and control	Reducing the risk of spill
	Predictive and preventive control	Operational control. Gasoil and auxiliary tanks
14	Improvement in the Quality of Life of Staff	Staff improvement controls
	Regular medical examinations	Annual
	Analysis of drinking water	Physical-chemical and bacteriological analysis
15	Control of Fire Systems	Improving preventive facilities
	Control of alarm systems, etc	According to preventive maintenance program
	Fire extinguishers visual check	According to preventive maintenance program
	Fire hydrants inspection	According to preventive maintenance program
16	Environmental Awareness Training	Environmental knowledge and awareness
	Environmental Awareness Training	Improved training to staff
IMS OBJECTIVES AND TARGETS
17	Objectives and Targets	Continuous improvement
	Attached as an Annex	Provided at the beginning of 2017 and 2018

PREPARED – REVIEWED BY

Domingo Raposo, Head of Operations

APPROVED BY

Pamela Ulloa, Environmental and IMS Manager

2017/2018 BI-ANNUAL ENVIRONMENTAL PLAN	Central Puerto	R-PG020-01-C
LA PLATA POWER PLANT - First semester 2017 progress report		July 2017

	ACTIVITIES
		Cumulative semiannual		Cumulative semiannual		2017				2018
Item	NAME	progress (%)		progress (%)		QUARTER				QUARTER				COMMENTS
		1/17	2/17	1/18	2/18	1	2	3	4	1	2	3	4
INTERNAL AND EXTERNAL AUDIT IMS CERTIFICATION
1	Management system													Integrated Management System
	ISO 14001:2004 (EMS) Recertification / Maintenance Audit	100												EMS Audit
	ISO 9001:2008 (QMS) Recertification / Maintenance Audit	100												QMS Audit
	ISO 9001:2008 (SGCY 14001:2004 (IMS) Maintenance Internal Audit	/												IMS Audit
SOLID WASTE MANAGEMENT PROGRAM
2	Hydrocarbon Waste Management													Waste disposal
	Transportation and treatment of contaminated solid and liquid waste	100												Treatment and final disposal
3	Management of office waste													Waste disposal
	Toner, cartridges, etc	100												Landfill disposal
4	Lighting and waste batteries management													Waste disposal
	Lamps, tubes, batteries	100												Landfill disposal
5	Donations													Waste disposal
	Paper, soda cans, PET, etc.	100												Donations to Primary Schools
GAS EMISSIONS PROGRAM
6	Air emissions													Reducing risks to people and the environment
	Control of stack emissions	100												Control of stack emissions
	Physical-chemical analysis of fuel used	100												Liquid fuel
	Steam for NOx control	100												Operational control
LIQUID EFFLUENTS PROGRAM
7	Control of Phreatic Level Water													Control of phreatic layer
	Physical-chemical analysis of samples	/												Sampling and analysis
8	Control of Effluents sent to refinery													Control of effluents
	Control of effluents sent to Refinery	100												Analysis of discharges to Refinery
MONITORING PROGRAM
9	Devices Subject to Pressure													Reducing risk to people and the environment
	Inspections and measurement	100												Walkthrough inspections and thickness
10	Grounding													Reducing risk to people and the environment
	Measurement	R												[illegible] measurement
ENVIRONMENTAL EMERGENCY PREVENTION PROGRAM
11	Emergency Drill Program													Minimizing potential risks
	Fire drill	/												Fire
	Evacuation drill	/												Evacuation
	Spill drill	R												Contingencies
	Safety, Security, Hygiene and Environmental Committee Meeting	100												Continuous improvement

LICENSES AND PERMITS MANAGEMENT
12	Licenses, permits, fees		Regulatory compliance
	Fuel Tanks Safety Audit (SE Res. 404/94) and Registration of Stations (SE Res. 1102/04)	/	Annual
	Filing of Sworn Statement on Special Waste with OPDS	100	Annual
	Filing of semiannual progress report with ENRE	100	Semiannual
	Renewal of workers’ Compensation Insurance	100	Annual
ENVIRONMENTAL ACCIDENT PREVENTION MANAGEMENT
13	Fuel tanks. Protection and control		Reducing the risk of spill
	Predictive and preventive control	100	Operational control. Gasoil and auxiliary tanks
14	Improvement in the Quality of Life of Staff		Staff improvement controls
	Regular medical examinations	100	Annual
	Analysis of drinking water	100	Physical-chemical and bacteriological analysis
15	Control of Fire Systems		Improving preventive facilities
	Control of alarm systems, etc	100	According to preventive maintenance program
	Fire extinguishers visual check	100	According to preventive maintenance program
	Fire hydrants inspection	100	According to preventive maintenance program
16	Environmental Awareness Training		Environmental knowledge and awareness
	Environmental Awareness Training	100	Improved training to staff
IMS OBJECTIVES AND TARGETS
17	Objectives and Targets		Continuous improvement
	Attached as an Annex	100	Provided at the beginning of 2017 and 2018

PREPARED – REVIEWED BY

Domingo Raposo, Head of Operations

APPROVED BY

Pamela Ulloa, Environmental and IMS Manager

•	ISO 14001:2004 Certification – ENRE

Certification

Applicable standard ISO 14001:2004

Certification No. 01 10406 1629671

Issued to: Central Puerto S.A. – Planta La Plata Cogeneración

777 Baradero St.

1925 Ensenada

Buenos Aires

Argentina

sites according to Annex

Scope: Cogeneration of electric power and steam.

Effective term: This certification shall be effective from 07/13/2016 to 09/14/2018

First certification audit 2015

[signature] TUV Rheinland Argentina S.A.

83 San José St., floor 7 – Autonomous City of Buenos Aires

[logotypes]

Annex to Certification

Applicable Standard ISO 14001:2004

Registration No. 01 10406 1629671

#	Site	Applicability
/01	Central Puerto S.A. – Planta La Plata Cogeneración 777 Baradero St. 1925 Ensenada Buenos Aires Argentina	Cogeneration of electric power and steam

/02	Central Puerto S.A. – Main Office 2701 Thomas Edison Ave. C1104BAB Autonomous City of Buenos Aires Argentina	Cogeneration of electric power and steam

07/15/2016

[signature] TUV Rheinland Argentina S.A.

83 San José St., floor 7 – Autonomous City of Buenos Aires

[logotypes]

•	Liquid Fuel Technical, Safety and Security and Environmental License

On INGE Consultores S.A. InCo’s stationery

Stamps: File 2017-17277333 [illegible]

[illegible] AUGUST 16, 2017

Buenos Aires, August 15, 2017

Ministry of Energy and Mining

Under-Secretariat of Refining and Marketing

171 Paseo Colón Ave.

Attention: Eng. Pablo Ricardo Popik

Please find attached, for registration, the SAFETY AND SECURITY AUDITS AND/OR TIGHTNESS TESTS reports, which audits and/or tests have been conducted in accordance with the applicable regulations in force, Resolution 404/94, S.E. Resolution 1102/04 and Decree 2407/83.

TKA096/17, La Plata Cogeneración S.A. (File-S01:0087307/2009 Above-ground tanks x 666 m3

Sincerely,

/S/

Juan Manuel Pollini

Inge Consultores S.A. InCo

[illegible] A CMS Energy Company

Regional Office

900 E. Madero Ave., floor 8

C1001AFB – Federal Capital City

Phone: [illegible Fax [illegible]

Email [illegible]

Ensenada Plant

Phone [illegible] Ext 222

Fax [illegible]

Email [illegible]

Stamp: NATIONAL REFINING AND MARKETING DIVISION – SEPTEMBER 14, 2005 – RECEIVED ON THE DATE INDICATED ABOVE

Ensenada, September 9, 2005

GP-1175

Under-Secretariat of Fuels

National Refining and Marketing Division

171 Paseo Colon Ave., floor 6, Office 616

Attention: Eng. Vicente Serra

Dear Mr. Serra,

Please find attached Form A1 under SE Resolution 785/2005 for CMS-Ensenada S.A.

Pages 1 and 2 have been completed with information on the facilities and the tank placed in our electric power cogeneration plant located on the premises of Repsol-YPF’s Refinery, “Refinería La Plata”, in Ensenada, Province of Buenos Aires.

Sincerely,

/S/ Eng. Gustavo A. Agüero – Plant Manager CMS ENSENADA S.A.

Attachment: Form A1 under SE Resolution 785/2005

CMS Ensenada S.A. is an ISO 9001 and ISO 14001 certified company.

ABOVE-GROUND HYDROCARBON STORAGE TANKS TECHNICAL INSPECTION FORM A2		Page 1 of 12
HSE HEALTH SAFETY ENVIRONMENT	RESOLUTION No. 785 OF THE SECRETARIAT OF ENERGY ABOVE-GROUND STORAGE SYSTEMS FOR HYDROCARBONS AND HYDROCARBON PRODUCTS	Series: 1 No. 11429 SECRETARIAT OF ENERGY SERIES 1
ABOVE-GROUND HYDROCARBON AND HYDROCARBON PRODUCTS STORAGE TANKS TECHNICAL INSPECTION FORM

1. TYPE OF INSPECTION	2. INSPECTION DATE
X In Use ☐ In Use with Acoustic Emission ☐ Out of Service ☐ Other (describe): ☐ Comments:	From: 04/20/2013 To: 04/22/2013 Valid up to: 04/22/2028
3. AGHST OPERATOR
Company Name: La Plata Cogeneración S.A.	Tax PIN [CUIT] 30677332480

Main Office: Tomás Edison Ave.
City: Autonomous City of Buenos Aires	Province: City of Buenos Aires	Zip Code C1104CBA
Phone: 4317 5000	Fax: 4317 5000	Email: gustavo.aguero@lpcgsa.com.ar
3.1 SITE / FACILITIES
Name of site / facilities: LPC
Address of the Site where the AGHST is located: Baradero
City: Ensenada	Province: Buenos Aires	Zip Code: 1925
Phone: 0221 433 4204	Fax: 0221 422 7410	Email: ensenada.operadores@lpcsa.com.ar
4. DESCRIPTION OF THE AGHST
Registration No. assigned by Manufacturer: 56145	Manufacturer: PITT-DESMONE	Total capacity (m3) 586.0000

ID Code: 845704	Year of manufacture: 1996

AGHST No. assigned by Operator: 1

Dimensions: Diameter 14.4000 (m) Height 7.0000 (m)	Stored product: Gasoil

Type of Tank: ☐ Horizontal tank X Vertical tank ☐ Vertical above-ground tank ☐ Other
5. AUDIT
Name / Company Name: HSE S.A.	Tax PIN [CUIT]: 30709762628	Registration No. [REACTAAH/REPRO] 124
Main office: 1257 Corrientes Ave., floor 2 C
City: Autonomous City of Buenos Aires	Province: City of Buenos Aires	Zip Code: 1043
Phone: 4207 7569	Fax: 4207 7569	Email: sindatos@sindatos.com
FOR EXCLUSIVE USE OF THE UNDER SECRETARIAT OF FUELS
FILED ON: SIGNATURE AND SEAL OF RESPONSIBLE OFFICER

  [Bar code: 011002000011000484001788920412A201305021200002

  This form is a sworn statement.

ABOVE-GROUND HYDROCARBON STORAGE TANKS TECHNICAL INSPECTION FORM A2		Page 1 of 7
HSE HEALTH SAFETY ENVIRONMENT	RESOLUTION No. 785 OF THE SECRETARIAT OF ENERGY ABOVE-GROUND STORAGE SYSTEMS FOR HYDROCARBONS AND HYDROCARBON PRODUCTS	Series: 1 No. 11431 SECRETARIAT OF ENERGY SERIES 1
ABOVE-GROUND HYDROCARBON AND HYDROCARBON PRODUCTS STORAGE TANKS TECHNICAL INSPECTION FORM

1. TYPE OF INSPECTION	2. INSPECTION DATE
X In Use ☐ In Use with Acoustic Emission ☐ Out of Service ☐ Other (describe): ☐ Comments: ultrasounds measurements were made	From: 04/23/2013 To: 04/24/2013 Valid up to: 04/22/2038
3. AGHST OPERATOR
Company Name: La Plata Cogeneración S.A.	Tax PIN [CUIT] 30677332480

Main Office: Tomás Edison Ave.
City: Autonomous City of Buenos Aires	Province: City of Buenos Aires	Zip Code C1104CBA
Phone: 4317 5000	Fax: 4317 5000	Email: gustavo.aguero@lpcgsa.com.ar
3.1 SITE / FACILITIES
Name of site / facilities: LPC
Address of the Site where the AGHST is located: Baradero
City: Ensenada	Province: Buenos Aires	Zip Code: 1925
Phone: 0221 433 4204	Fax: 0221 422 7410	Email: ensenada.operadores@lpcsa.com.ar
4. DESCRIPTION OF THE AGHST
Registration No. assigned by Manufacturer: T0357	Manufacturer: HIERROTAN SRL	Total capacity (m3) 80.0000

ID Code: 127011	Year of manufacture: 2007

AGHST No. assigned by Operator: 2

Dimensions: Diameter 4.0000 (m) Height 7.0000 (m)	Stored product: Gasoil

Type of Tank: ☐ Horizontal tank X Vertical tank ☐ Vertical above-ground tank ☐ Other
5. AUDIT
Name / Company Name: HSE S.A.	Tax PIN [CUIT]: 30709762628	Registration No. [REACTAAH/REPRO] 124
Main office: 1257 Corrientes Ave., floor 2 C
City: Autonomous City of Buenos Aires	Province: City of Buenos Aires	Zip Code: 1043
Phone: 4207 7569	Fax: 4207 7569	Email: sindatos@sindatos.com
FOR EXCLUSIVE USE OF THE UNDER SECRETARIAT OF FUELS
FILED ON: SIGNATURE AND SEAL OF RESPONSIBLE OFFICER

  [Bar code: 0110020000110004840017889249919A201305021200003]

  This form is a sworn statement.

•	SE: Registration as WEM Agent, Resolution 158/94.

Secretariat of Energy

ELECTRIC POWER

Resolution 158/94

Empresa de Energía y Vapor Sociedad Anónima (EDEVA S.A.) is authorized to act as WEM agent.

Buenos Aires, 05/30/94

HAVING CONSIDERED File No. 750,288/94 and File No. 750,289/94 of the register of the SECRETARIAT OF ENERGY of the MINISTRY OF ECONOMY, PUBLIC WORKS AND UTILITIES, and

WHEREAS:

EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA (EDEVA S.A.) has filed an application to be recognized as agent of the WHOLESALE ELECTRICITY MARKET (WEM), in its capacity as CO-GENERATOR and an application for the construction of a line connecting its Power Plant to the WHOLESALE ELECTRICITY MARKET (WEM), accompanied with the relevant feasibility study, as established under Resolution No. 61 of the former SECRETARIAT OF ELECTRIC POWER dated April 29, 1992, Resolution No. 137 of the SECRETARIAT OF ENERGY dated November 30, 1992, as amended and Section No. 31 of Law No. 24,065.

The filing of said application has been published in the Official Gazette on April 15, 1994.

No objections have been made with respect to the above mentioned publication.

The rules governing the method and form of operation of the transportation line that will be exclusively used by the future Cogeneration Plant of EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA (EDEVA S.A.) should be defined as established in Section 31 of Decree No. 1398 dated August 6, 1992.

The Secretariat of Energy is authorized to adopt the following resolutions in accordance with Sections 31 and 36 of Law No. 24,065.

Therefore,

THE SECRETARY OF ENERGY HEREBY RESOLVES:

Section 1. To authorize EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA (EDEVA S.A.) to act as agent of the WHOLESALE ELECTRICITY MARKET (WEM), in its capacity as CO-GENERATOR with respect to its Cogeneration Plant located in Ensenada, Province of Buenos Aires, beginning on June 1, 1994.

Section 2. To authorize the construction of a ONE HUNDRED AND TWO KILOWATT (132 Kv) high voltage line which will be exclusively used to connect the Co-generator’s Plant to the DIQUE substation of EMPRESA DE DISTRIBUCIÓN ELÉCTRICA DE LA PLATA SOCIEDAD ANÓNIMA (EDELAP S.A.), in accordance with the provisions of Section 31 of Law No. 24,065 and Decree No. 1398 dated August 6, 1992.

Section 3. The authorizations resolved in the preceding sections shall be effective only upon compliance with the conditions established in Sections 4, 5, 6 and 7 below.

Section 4. EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA (EDEVA S.A.) shall give notice to this SECRETARIAT OF ENERGY, NINETY (90) days in advance, of the date on which its Cogeneration Plant will begin operating, which shall take place before August 1, 1996.

Section 5. EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA (EDEVA S.A.) and EMPRESA DISTRIBUIDORA DE ENERGIA DE LA PLATA SOCIEDAD ANÓNIMA (EDELAP S.A.), holder of the public utility concession at the DIQUE Transformation Substation, shall execute a Connection Agreement substantially in the form of Annex No. 16 of Resolution No. 137 of the SECRETARIAT OF ENERGY dated November 30, 1992, as amended. Said agreement shall contain a description of the methods and form of operation of the ONE HUNDRED AND TWO KILOWATT (132 Kv) high voltage line that will be built to connect the future Cogeneration Plant and the DIQUE Transformation Substation and its connection field to the Substation.

Section 6. As a condition precedent to authorize the operation of the facilities, the Agreement referred to in Section 5 above shall be filed with the SECRETARIAT OF ENERGY to obtain its approval, as established in Section 31 of Law No. 24,065, as Regulated by Decree No. 1398 dated August 6, 1992.

Section 7. While the above mentioned line will be an exclusive transportation concession, EMPRESA DE ENERGÍA Y VAPOR SOCIEDAD ANÓNIMA shall abide by the applicable provisions of Resolution No. 137 of the SECRETARIAT OF ENERGY dated November 30, 1992, as amended. Consequently, an application for authorization to ACCESS THE EXISTING TRANSPORTATION CAPACITY should be filed with ENTE NACIONAL REGULADOR DE LA ELECTRICIDAD (ENRE).

Section 8. Give notice, publish, deliver to the National Official Registration Department and file in the archive. Carlos M. Bastos.

ANNEX VIII

REPORT ON LEGAL ACTIONS

1) CENTRAL PUERTO SA v/ MUNICIPALITY OF ENSENADA for DECLARATION OF UNCONSTITUTIONALITY (Case File No. 20,263/2015).

(i) SUMMARY:

•	On June 12, 2015, Central Puerto S.A. filed an action against the Municipality of Ensenada seeking the declaration of illegality and arbitrariness of the decision adopted on 05/27/2015 by the municipal Secretary of Finance whereby Central Puerto was required to pay a “Business and Industrial License Fee” [“Tasa por Habilitación de Comercios e Industrias”] in an amount of Ar$ 911,369.10 arising from the amendment of the information contained in the municipal license then in force of the cogeneration power plant located on the premises of YPF S.A.’s Refinery “Refinería La Plata”, in Ensenada, Province of Buenos Aires.

•	The action is pending in the Federal Civil, Commercial and Contentious-Administrative Court N° 4 of La Plata, Clerk Office No. 11.

(ii) DEVELOPMENT OF THE PROCEEDINGS:

•	On February 20, 2017, the Court passed judgment dismissing the action for declaration of unconstitutionality filed by CPSA, with costs to CPSA.

•	On March 1, 2017, CPSA appealed the judgment dated 02/20/2017. The appeal was accepted on March 3, 2017.

•	On March 14, 2017, CPSA filed an appellate brief against the judgment dated 02/20/2017, requesting the reversal of the judgement in full and that the action seeking a declarative judgment be sustained, with costs to the Municipality.

•	The appeal has been pending in the Federal Court of Appeals of La Plata since April 11, 2017.

(iii) AMOUNT OF THE CLAIM

The amount of the claim is Ar$ 911,369.10, plus interests.

(iv) PROBABILITY OF SUCCESS

According to our counsel, given the first instance judgment dismissing the action filed by CPSA, the probability of success is low.

2) DETERMINATION OF UNPAID EMPLOYER SOCIAL SECURITY CONTRIBUTIONS (Inspection and Noncompliance Reports No. 797383301 issued under Order No. 797,383, notified on 11/15/2012).

(i) SUMMARY

•	The Federal Tax Authority [AFIP] claims payment of unpaid employer social security contributions in a principal amount of Ar$ 666,848.81, plus interests in an amount of Ar$ 390,164.95, for the period January 2009 to July 2012, both included, and a fine of Ar$ 67,078.43 under Section 14 of GR (AFIP) 1566 (as restated in 2004, as amended) and a fine of Ar$ 247,351.13 under Section 16 of GR (AFIP) 1566 (as restated in 2010, as amended).

•	According to the Tax Authority, the Company’s application of Section 2 of Decree 814/2001 was incorrect; it should have calculated its social security contributions at a rate of 21% instead of 17%.

•	According to the above mentioned Decree, employers whose main activity is the provision of services (to the extent not included in the specific exceptions established therein and whose annual turnover exceeds a certain amount) must apply a 21% rate. All other employers must apply a 17% rate (as did the Company during the above mentioned period).

(ii) DEVELOPMENT OF THE PROCEEDINGS:

•	The Company objected to the debt, indicating that, considering its activity (production of steam for YPF’s refinery located in Ensenada, Province of Buenos Aires, and production of electric power supplied mainly to YPF and any remaining power to the Wholesale Electricity Market), it should not be considered a “service provider” under the above mentioned regulation. In its writing, the Company described its activities as well as regulatory and court precedents (including in social security matters) based on which it affirms that the 17% rate should apply.

•	The administrative proceeding in the AFIP concluded with the passing of Resolution No. 103/2014 (DI CRSS), affirming the amount of the debt. As a result, on 04/08/2014 the Company lodged an appeal under Section 39 bis of Decree-Law 1285/58, seeking that the case be heard by the Federal Court of Appeals in Social Security Matters No. 61, substituting the deposit of the amount of the debt previously made with a bond insurance policy in an amount of Ar$ 1,680,194.35 (the amount of the debt plus interests and fines).

•	On February 20, 2017, judgment was passed overriding Resolution 103/2014 (DI CRSS) and ordering the issuance of a new resolution upon production of the required evidence.

(iii) AMOUNT OF THE CLAIM:

The amount of the claim is Ar$ 666,848.81 as principal, plus interests in an amount of Ar$ 390,164.95 and fines for Ar$ 67,078.43 and Ar$ 247,351.13.

(iv) PROBABILITY OF SUCCESS

Considering the reasons for the decision of the Court of Appeals described in the judgement, in the opinion of our counsel, the Company’s objection to the claim is correct; consequently, the possibility that a court judgment favorable to the AFIP could be passed is remote.

ANNEX IX

FORM OF OFFER TO EXECUTE A CERTIFICATE OF TRANSFER

Buenos Aires, [*] [*], 201[*]

To

YPF Energía Eléctrica S.A.

515 Macacha Güemes St.

Autonomous City of Buenos Aires

Re.: Offer Letter No. [___]/2017

Central Puerto S.A., a company organized under the laws of the Republic of Argentina, with main office at 2701 Tomás Edison Ave., Autonomous City of Buenos Aires (hereinafter, “Central Puerto” or “Seller”), hereby submits to YPF Energía Eléctrica S.A., a company organized under the laws of the Republic of Argentina, with main office at 515 Macacha Güemes St., Autonomous City of Buenos Aires (“YPF EE” or “Purchaser” and, collectively with Central Puerto, the “Parties”) an irrevocable offer to execute a certificate of transfer of assets (the “Offer”), subject to the following terms and conditions:

All capitalized terms not defined herein shall have the meaning established in the “Offer to Execute an Agreement for the Transfer of an Electric Power and Steam Cogeneration Plant” dated [    ] [    ], 2017 made by Central Puerto and accepted by YPF EE on [    ] [    ], 2017.

WHEREAS:

a)	On December 15, 2017, Central Puerto sent an “Offer to Execute an Agreement for the Transfer of an Electric Power and Steam Cogeneration Plant” to YPF EE which was accepted by YPF EE on [ ] [ ], 2017 (hereinafter, the “Transfer Agreement”).

b)	Pursuant to Section 5 of the Transfer Agreement, the Parties agreed to execute an offer to execute a “Certificate of Transfer”, substantially in the form of Annex IX of said agreement.

c)	It was established that the above mentioned offer to execute a “Certificate of Transfer” should be executed two business days after full satisfaction of all the conditions for the Closing described in Section 4 of the Transfer Agreement;

d)	Considering that all the conditions for the Closing described in Section 4 of the Transfer Agreement have been satisfied, Central Puerto hereby issues this offer to execute a “Certificate of Transfer” in accordance with the following terms and conditions:

ONE:

Considering that all the conditions for the Closing described in Section 4 of the Transfer Agreement have been satisfied, Central Puerto hereby transfers to YPF EE and YPF EE hereby accepts and receives the Generation Assets, except for those expressly described in the Certificate of Generation Assets prepared by the representatives of both Parties in accordance with the provisions of Section 11.12 of the Transfer Agreement and attached hereto as Annex.

TWO:

In accordance with the provisions of Section 9 of the Transfer Agreement, the Parties represent that the facilities are hereby transferred, including the transfer of the Staff from Central Puerto to YPF EE on the date hereof.

THREE:

YPF EE shall be exclusively liable for renewing all the insurance policies, authorizations, permits, licenses and/or contracts of Central LPC terminating on the date hereof under the LPC Contract.

This Offer shall be effective for a term of three (3) business days (beginning on the date of receipt hereof) and shall be considered accepted by YPF EE upon delivery by YPF EE to Central Puerto of an acceptance letter within the above mentioned term. No other event or act shall be required to consider this Offer accepted.

Sincerely,

Attorneys
CENTRAL PUERTO S.A.